UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurers Series Trust (Invesco Treasurer’s Series Trust)

Invesco Exchange Fund

Invesco Management Trust

Invesco Securities Trust

Short-Term Investments

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Proxy Voting Information

Special Joint Meeting of Shareholders

March 9, 2017 at 10:30 a.m. Eastern Standard Time

Proxy statements were mailed on or about January 12, 2017 to shareholders of record as of the close of business on December 12, 2016 for the funds listed below. In general the purpose of the proxy statement is to approve the election of trustees, approve an amendment to each Trust’s Agreement and Declaration of Trust, approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities, approve an amendment to certain Funds’ current Master Intergroup Sub-Advisory Contract to add two new affiliated sub-advisers and to approve changing the sub-classification from “diversified” to “non-diversified” for two Funds. The proxy statement contains disclosure information about the proposals for which votes or voting instructions have been solicited. You can also access your Fund’s proxy statement, common questions regarding your Fund’s proposals, and annual/semiannual reports by clicking on the fund name listed below.

How to vote

You may cast your vote by any of the following methods. However you choose to vote, it is important that you vote now to save the expense of additional solicitations.

By Internet

You may vote your shares at www.proxy-direct.com.

Additionally, if your shares are held through a broker, you may vote your shares at www.proxyvote.com.

Enter the control number listed on the proxy card you received in the mail and follow the instructions on the web site.

By Telephone

Call the toll-free number listed on your proxy card.

Enter the control number listed on the proxy card and follow the recorded instructions.

By Mail

Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

In Person

Please notify Invesco at (800) 952-3502 if you plan to attend the shareholder meeting.

If you have any questions...

If you have questions about your proxy statement or the voting process, please contact your financial consultant or call Invesco toll-free at (800) 959-4246 any business day between 7:00 a.m. and 6:00 p.m. CT.

If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm, Computershare Fund Services, may contact you to remind you to exercise your right to vote.

Invesco Proxy Information by Fund

Special Joint Meeting of Shareholders

March 9, 2017 at 10:30 a.m. Eastern Standard Time

Invesco All Cap Market Neutral Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Alternative Strategies Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco American Franchise Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco American Value Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Asia Pacific Growth Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Balanced-Risk Aggressive Allocation Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Balanced-Risk Allocation Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Balanced-Risk Commodity Strategy Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Balanced-Risk Retirement 2020 Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Balanced-Risk Retirement 2030 Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Balanced-Risk Retirement 2040 Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Balanced-Risk Retirement 2050 Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Balanced-Risk Retirement Now Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco California Tax-Free Income Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Charter Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Comstock Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Conservative Allocation Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Conservative Income Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Convertible Securities Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Core Plus Bond Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Corporate Bond Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Developing Markets Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Diversified Dividend Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Dividend Income Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Emerging Markets Equity Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Emerging Markets Flexible Bond Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Endeavor Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Energy Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Equally-Weighted S&P 500 Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Equity and Income Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco European Growth Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco European Small Company Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Exchange Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Floating Rate Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Global Core Equity Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Global Growth Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Global Health Care Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Global Infrastructure Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Global Low Volatility Equity Yield Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Global Market Neutral Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Global Opportunities Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Global Real Estate Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Global Real Estate Income Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Global Responsibility Equity Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Global Small & Mid Cap Growth Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Global Targeted Returns Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Gold & Precious Metals Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Government Money Market Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Greater China Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Growth Allocation Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Growth and Income Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco High Yield Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco High Yield Municipal Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Income Allocation Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Intermediate Term Municipal Income Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco International Allocation Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco International Companies Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco International Core Equity Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco International Growth Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco International Small Company Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Limited Term Municipal Income Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Long/Short Equity Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Low Volatility Emerging Markets Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Low Volatility Equity Yield Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Macro Allocation Strategy Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Macro International Equity Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Macro Long/Short Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Mid Cap Core Equity Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Mid Cap Growth Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco MLP Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Moderate Allocation Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Multi-Asset Income Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Multi-Asset Inflation Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Municipal Income Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco New York Tax Free Income Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Pacific Growth Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Pennsylvania Tax Free Income Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Quality Income Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Real Estate Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco S&P 500 Index Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Select Companies Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Select Opportunities Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Short Duration High Yield Municipal Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Short Duration Inflation Protected Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Short Term Bond Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Small Cap Discovery Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Small Cap Equity Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Small Cap Growth Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Small Cap Value Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Strategic Real Return Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Summit Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Tax-Exempt Cash Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Technology Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Technology Sector Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco U.S. Government Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Value Opportunities Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco World Bond Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Premier Portfolio

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Premier Tax-Exempt Portfolio

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Premier U.S. Government Money Portfolio

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Government & Agency Portfolio

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Liquid Assets Portfolio

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

STIC Prime Portfolio

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Tax-Free Cash Reserve Portfolio

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Treasury Obligations Portfolio

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Treasury Portfolio

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco V.I. American Franchise Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco V.I. American Value Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco V.I. Balanced-Risk Allocation Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco V.I. Comstock Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco V.I. Core Equity Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco V.I. Core Plus Bond Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco V.I. Diversified Dividend Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco V.I. Equally-Weighted S&P 500 Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco V.I. Equity and Income Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco V.I. Global Core Equity Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco V.I. Global Health Care Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco V.I. Global Real Estate Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco V.I. Government Money Market Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco V.I. Government Securities Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco V.I. Growth and Income Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco V.I. High Yield Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco V.I. International Growth Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco V.I. Managed Volatility Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco V.I. Mid Cap Core Equity Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco V.I. Mid Cap Growth Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco V.I. S&P 500 Index Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco V.I. Small Cap Equity Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco V.I. Technology Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco V.I. Value Opportunities Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

QUESTIONS & ANSWERS FOR:

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•	You may vote your shares at www.proxy-direct.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system at 1-800-337-3503. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•	To elect 15 trustees to each Board, each of whom will serve until his or her successor is elected and qualified.

•	To approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

•	To approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

•	To approve an amendment to the Funds’ current Master Intergroup Sub-Advisory Contract to add new sub-advisers as follows:

•	To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

•	To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the proposals.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the Fund may not receive enough votes to go forward with the March 9, 2017 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

A

The Web proxy voting system offered by www.proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

•	Transport Layer Security (TLS) – A security measure that encrypts all information that travels between the www.proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. Www.proxy-direct.com verifies the number and presents the holder with the proxy card.

•	Firewall – To protect the confidentiality of your account records, www.proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on March 9, 2017 at 10:30 a.m. Eastern Standard Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?

Further details about the proposals can be found in the proxy statement.

A

QUESTIONS & ANSWERS FOR:

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•	You may vote your shares at www.proxy-direct.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system at 1-800-337-3503. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•	To elect 15 trustees to each Board, each of whom will serve until his or her successor is elected and qualified.

•	To approve an amendment to each Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

•	To approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

•	To approve an amendment to the Funds’ current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited as sub-adviser to the Funds.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the proposals.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the March 9, 2017 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

B

•	Transport Layer Security (TLS) – A security measure that encrypts all information that travels between the www.proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. Www.proxy-direct.com verifies the number and presents the holder with the proxy card.

•	Firewall – To protect the confidentiality of your account records, www.proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on March 9, 2017 at 10:30 a.m. Eastern Standard Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?

Further details about the proposals can be found in the proxy statement.

B

QUESTIONS & ANSWERS FOR:

Invesco Macro Allocation Strategy Fund

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•	You may vote your shares at www.proxy-direct.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system at 1-800-337-3503. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•	To elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

•	To approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

•	To approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

•	To approve an amendment to the Fund’s current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited as a sub-adviser to the Fund.

•	To approve changing the Fund’s sub-classification from “diversified” to “non-diversified” and approve the elimination of a related fundamental investment restriction.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the proposals.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the Fund may not receive enough votes to go forward with the March 9, 2017 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

C

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

•	Transport Layer Security (TLS) – A security measure that encrypts all information that travels between the www.proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. Www.proxy-direct.com verifies the number and presents the holder with the proxy card.

•	Firewall – To protect the confidentiality of your account records, www.proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on March 9, 2017 at 10:30 a.m. Eastern Standard Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?

Further details about the proposals can be found in the proxy statement.

C

QUESTIONS & ANSWERS FOR:

Invesco World Bond Fund

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•	You may vote your shares at www.proxy-direct.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system at 1-800-337-3503. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•	To elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

•	To approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

•	To approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

•	To approve an amendment to the Fund’s current Master Intergroup Sub-Advisory Contract to add new sub-advisers as follows:

•	To approve an amendment to the current Master Intergroup Sub-Advisory Contact to add Invesco PowerShares Capital Management LLC.

•	To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

•	To approve changing the Fund’s sub-classification from “diversified” to non-diversified” and approve the elimination of a related fundamental investment restriction.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the proposals.

D

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the Fund may not receive enough votes to go forward with the March 9, 2017 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

•	Transport Layer Security (TLS) – A security measure that encrypts all information that travels between the www.proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. Www.proxy-direct.com verifies the number and presents the holder with the proxy card.

•	Firewall – To protect the confidentiality of your account records, www.proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on March 9, 2017 at 10:30 a.m. Eastern Standard Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?

Further details about the proposals can be found in the proxy statement.

D

QUESTIONS & ANSWERS FOR:

Premier U.S. Government Money Portfolio

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•	You may vote your shares at www.proxy-direct.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system at 1-800-337-3503. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•	To elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

•	To approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

•	To approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the proposals.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the Fund may not receive enough votes to go forward with the March 9, 2017 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

•	Transport Layer Security (TLS) – A security measure that encrypts all information that travels between the www.proxy-direct.com Web server and the shareholder’s computer.

E.

•	Control Number – Each shareholder is required to enter his or her control number. Www.proxy-direct.com verifies the number and presents the holder with the proxy card.

•	Firewall – To protect the confidentiality of your account records, www.proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on March 9, 2017 at 10:30 a.m. Eastern Standard Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?

Further details about the proposals can be found in the proxy statement.

E.

Thank you for calling Invesco.

If you have questions regarding the Shareholder Meeting taking place on March 9, 2017, Press 1.

If you plan to attend the Shareholder Meeting please Press 2.

OPTION 1	You are now being routed to the Client Services phone queue. [Internal note, they will be routed to ext. 5200]

OPTION 2	Thank you for planning to attend the upcoming Shareholder Meeting which is currently scheduled for 10:30 a.m. Eastern Standard Time on March 9, 2017.

Please press 1 then state your full name and the number of persons that will be attending the meeting.

Proposals	Mark All >	For Against Abstain
1.01 Election of Trustee David C. Arch		Fund Specific Vote
Invesco All Cap Market Neutral Fund		☐ For ☐ Withhold
Invesco Alternative Strategies Fund		☐ For ☐ Withhold
Invesco American Franchise Fund		☐ For ☐ Withhold
Invesco American Value Fund		☐ For ☐ Withhold
Invesco Asia Pacific Growth Fund		☐ For ☐ Withhold
Invesco Balanced-Risk Aggressive Allocation Fund		☐ For ☐ Withhold
Invesco Balanced-Risk Allocation Fund		☐ For ☐ Withhold
Invesco Balanced-Risk Commodity Strategy Fund		☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2020 Fund		☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2030 Fund		☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2040 Fund		☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2050 Fund		☐ For ☐ Withhold
Invesco Balanced-Risk Retirement Now Fund		☐ For ☐ Withhold
Invesco California Tax-Free Income Fund		☐ For ☐ Withhold
1.02 Election of Trustee James T. Bunch		Fund Specific Vote
Invesco All Cap Market Neutral Fund		☐ For ☐ Withhold
Invesco Alternative Strategies Fund		☐ For ☐ Withhold
Invesco American Franchise Fund		☐ For ☐ Withhold
Invesco American Value Fund		☐ For ☐ Withhold

Invesco Asia Pacific Growth Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Aggressive Allocation Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Allocation Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Commodity Strategy Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2020 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2030 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2040 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2050 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement Now Fund	☐ For ☐ Withhold
Invesco California Tax-Free Income Fund	☐ For ☐ Withhold
1.03 Election of Trustee Bruce L. Crockett	Fund Specific Vote
Invesco All Cap Market Neutral Fund	☐ For ☐ Withhold
Invesco Alternative Strategies Fund	☐ For ☐ Withhold
Invesco American Franchise Fund	☐ For ☐ Withhold
Invesco American Value Fund	☐ For ☐ Withhold
Invesco Asia Pacific Growth Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Aggressive Allocation Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Allocation Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Commodity Strategy Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2020 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2030 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2040 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2050 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement Now Fund	☐ For ☐ Withhold
Invesco California Tax-Free Income Fund	☐ For ☐ Withhold

1.04 Election of Trustee Jack M. Fields	Fund Specific Vote
Invesco All Cap Market Neutral Fund	☐ For ☐ Withhold
Invesco Alternative Strategies Fund	☐ For ☐ Withhold
Invesco American Franchise Fund	☐ For ☐ Withhold
Invesco American Value Fund	☐ For ☐ Withhold
Invesco Asia Pacific Growth Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Aggressive Allocation Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Allocation Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Commodity Strategy Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2020 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2030 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2040 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2050 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement Now Fund	☐ For ☐ Withhold
Invesco California Tax-Free Income Fund	☐ For ☐ Withhold
1.05 Election of Trustee Martin L. Flanagan	Fund Specific Vote
Invesco All Cap Market Neutral Fund	☐ For ☐ Withhold
Invesco Alternative Strategies Fund	☐ For ☐ Withhold
Invesco American Franchise Fund	☐ For ☐ Withhold
Invesco American Value Fund	☐ For ☐ Withhold
Invesco Asia Pacific Growth Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Aggressive Allocation Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Allocation Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Commodity Strategy Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2020 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2030 Fund	☐ For ☐ Withhold

Invesco Balanced-Risk Retirement 2040 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2050 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement Now Fund	☐ For ☐ Withhold
Invesco California Tax-Free Income Fund	☐ For ☐ Withhold
1.06 Election of Trustee Cynthia Hostetler	Fund Specific Vote
Invesco All Cap Market Neutral Fund	☐ For ☐ Withhold
Invesco Alternative Strategies Fund	☐ For ☐ Withhold
Invesco American Franchise Fund	☐ For ☐ Withhold
Invesco American Value Fund	☐ For ☐ Withhold
Invesco Asia Pacific Growth Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Aggressive Allocation Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Allocation Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Commodity Strategy Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2020 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2030 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2040 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2050 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement Now Fund	☐ For ☐ Withhold
Invesco California Tax-Free Income Fund	☐ For ☐ Withhold
1.07 Election of Trustee Eli Jones	Fund Specific Vote
Invesco All Cap Market Neutral Fund	☐ For ☐ Withhold
Invesco Alternative Strategies Fund	☐ For ☐ Withhold
Invesco American Franchise Fund	☐ For ☐ Withhold
Invesco American Value Fund	☐ For ☐ Withhold
Invesco Asia Pacific Growth Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Aggressive Allocation Fund	☐ For ☐ Withhold

Invesco Balanced-Risk Allocation Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Commodity Strategy Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2020 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2030 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2040 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2050 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement Now Fund	☐ For ☐ Withhold
Invesco California Tax-Free Income Fund	☐ For ☐ Withhold
1.08 Election of Trustee Prema Mathai-Davis	Fund Specific Vote
Invesco All Cap Market Neutral Fund	☐ For ☐ Withhold
Invesco Alternative Strategies Fund	☐ For ☐ Withhold
Invesco American Franchise Fund	☐ For ☐ Withhold
Invesco American Value Fund	☐ For ☐ Withhold
Invesco Asia Pacific Growth Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Aggressive Allocation Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Allocation Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Commodity Strategy Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2020 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2030 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2040 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2050 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement Now Fund	☐ For ☐ Withhold
Invesco California Tax-Free Income Fund	☐ For ☐ Withhold
1.09 Election of Trustee Teresa M. Ressel	Fund Specific Vote
Invesco All Cap Market Neutral Fund	☐ For ☐ Withhold
Invesco Alternative Strategies Fund	☐ For ☐ Withhold

Invesco American Franchise Fund	☐ For ☐ Withhold
Invesco American Value Fund	☐ For ☐ Withhold
Invesco Asia Pacific Growth Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Aggressive Allocation Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Allocation Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Commodity Strategy Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2020 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2030 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2040 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2050 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement Now Fund	☐ For ☐ Withhold
Invesco California Tax-Free Income Fund	☐ For ☐ Withhold
1.10 Election of Trustee Larry Soll	Fund Specific Vote
Invesco All Cap Market Neutral Fund	☐ For ☐ Withhold
Invesco Alternative Strategies Fund	☐ For ☐ Withhold
Invesco American Franchise Fund	☐ For ☐ Withhold
Invesco American Value Fund	☐ For ☐ Withhold
Invesco Asia Pacific Growth Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Aggressive Allocation Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Allocation Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Commodity Strategy Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2020 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2030 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2040 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2050 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement Now Fund	☐ For ☐ Withhold

Invesco California Tax-Free Income Fund	☐ For ☐ Withhold
1.11 Election of Trustee Ann Barnett Stern	Fund Specific Vote
Invesco All Cap Market Neutral Fund	☐ For ☐ Withhold
Invesco Alternative Strategies Fund	☐ For ☐ Withhold
Invesco American Franchise Fund	☐ For ☐ Withhold
Invesco American Value Fund	☐ For ☐ Withhold
Invesco Asia Pacific Growth Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Aggressive Allocation Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Allocation Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Commodity Strategy Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2020 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2030 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2040 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2050 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement Now Fund	☐ For ☐ Withhold
Invesco California Tax-Free Income Fund	☐ For ☐ Withhold
1.12 Election of Trustee Raymond Stickel, Jr.	Fund Specific Vote
Invesco All Cap Market Neutral Fund	☐ For ☐ Withhold
Invesco Alternative Strategies Fund	☐ For ☐ Withhold
Invesco American Franchise Fund	☐ For ☐ Withhold
Invesco American Value Fund	☐ For ☐ Withhold
Invesco Asia Pacific Growth Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Aggressive Allocation Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Allocation Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Commodity Strategy Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2020 Fund	☐ For ☐ Withhold

Invesco Balanced-Risk Retirement 2030 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2040 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2050 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement Now Fund	☐ For ☐ Withhold
Invesco California Tax-Free Income Fund	☐ For ☐ Withhold
1.13 Election of Trustee Philip A. Taylor	Fund Specific Vote
Invesco All Cap Market Neutral Fund	☐ For ☐ Withhold
Invesco Alternative Strategies Fund	☐ For ☐ Withhold
Invesco American Franchise Fund	☐ For ☐ Withhold
Invesco American Value Fund	☐ For ☐ Withhold
Invesco Asia Pacific Growth Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Aggressive Allocation Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Allocation Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Commodity Strategy Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2020 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2030 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2040 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2050 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement Now Fund	☐ For ☐ Withhold
Invesco California Tax-Free Income Fund	☐ For ☐ Withhold
1.14 Election of Trustee Robert C. Troccoli	Fund Specific Vote
Invesco All Cap Market Neutral Fund	☐ For ☐ Withhold
Invesco Alternative Strategies Fund	☐ For ☐ Withhold
Invesco American Franchise Fund	☐ For ☐ Withhold
Invesco American Value Fund	☐ For ☐ Withhold
Invesco Asia Pacific Growth Fund	☐ For ☐ Withhold

Invesco Balanced-Risk Aggressive Allocation Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Allocation Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Commodity Strategy Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2020 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2030 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2040 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2050 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement Now Fund	☐ For ☐ Withhold
Invesco California Tax-Free Income Fund	☐ For ☐ Withhold
1.15 Election of Trustee Christopher L. Wilson	Fund Specific Vote
Invesco All Cap Market Neutral Fund	☐ For ☐ Withhold
Invesco Alternative Strategies Fund	☐ For ☐ Withhold
Invesco American Franchise Fund	☐ For ☐ Withhold
Invesco American Value Fund	☐ For ☐ Withhold
Invesco Asia Pacific Growth Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Aggressive Allocation Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Allocation Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Commodity Strategy Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2020 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2030 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2040 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement 2050 Fund	☐ For ☐ Withhold
Invesco Balanced-Risk Retirement Now Fund	☐ For ☐ Withhold
Invesco California Tax-Free Income Fund	☐ For ☐ Withhold

2 To approve an amendment to each Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

Fund Specific Vote
Invesco All Cap Market Neutral Fund	☐ For ☐ Against ☐ Abstain

Invesco Alternative Strategies Fund	☐ For ☐ Against ☐ Abstain
Invesco American Franchise Fund	☐ For ☐ Against ☐ Abstain
Invesco American Value Fund	☐ For ☐ Against ☐ Abstain
Invesco Asia Pacific Growth Fund	☐ For ☐ Against ☐ Abstain
Invesco Balanced-Risk Aggressive Allocation Fund	☐ For ☐ Against ☐ Abstain
Invesco Balanced-Risk Allocation Fund	☐ For ☐ Against ☐ Abstain
Invesco Balanced-Risk Commodity Strategy Fund	☐ For ☐ Against ☐ Abstain
Invesco Balanced-Risk Retirement 2020 Fund	☐ For ☐ Against ☐ Abstain
Invesco Balanced-Risk Retirement 2030 Fund	☐ For ☐ Against ☐ Abstain
Invesco Balanced-Risk Retirement 2040 Fund	☐ For ☐ Against ☐ Abstain
Invesco Balanced-Risk Retirement 2050 Fund	☐ For ☐ Against ☐ Abstain
Invesco Balanced-Risk Retirement Now Fund	☐ For ☐ Against ☐ Abstain
Invesco California Tax-Free Income Fund	☐ For ☐ Against ☐ Abstain
3 To approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.	Fund Specific Vote
Invesco All Cap Market Neutral Fund	☐ For ☐ Against ☐ Abstain
Invesco Alternative Strategies Fund	☐ For ☐ Against ☐ Abstain
Invesco American Franchise Fund	☐ For ☐ Against ☐ Abstain

Invesco American Value Fund	☐ For ☐ Against ☐ Abstain
Invesco Asia Pacific Growth Fund	☐ For ☐ Against ☐ Abstain
Invesco Balanced-Risk Aggressive Allocation Fund	☐ For ☐ Against ☐ Abstain
Invesco Balanced-Risk Allocation Fund	☐ For ☐ Against ☐ Abstain
Invesco Balanced-Risk Commodity Strategy Fund	☐ For ☐ Against ☐ Abstain
Invesco Balanced-Risk Retirement 2020 Fund	☐ For ☐ Against ☐ Abstain
Invesco Balanced-Risk Retirement 2030 Fund	☐ For ☐ Against ☐ Abstain
Invesco Balanced-Risk Retirement 2040 Fund	☐ For ☐ Against ☐ Abstain
Invesco Balanced-Risk Retirement 2050 Fund	☐ For ☐ Against ☐ Abstain
Invesco Balanced-Risk Retirement Now Fund	☐ For ☐ Against ☐ Abstain
Invesco California Tax-Free Income Fund	☐ For ☐ Against ☐ Abstain
4a To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.	Fund Specific Vote
Invesco American Franchise Fund	☐ For ☐ Against ☐ Abstain
Invesco American Value Fund	☐ For ☐ Against ☐ Abstain
Invesco Asia Pacific Growth Fund	☐ For ☐ Against ☐ Abstain
Invesco Balanced-Risk Allocation Fund	☐ For ☐ Against ☐ Abstain
Invesco Balanced-Risk Commodity Strategy Fund	☐ For ☐ Against ☐ Abstain

Invesco Balanced-Risk Retirement 2020 Fund	☐ For ☐ Against ☐ Abstain
Invesco Balanced-Risk Retirement 2030 Fund	☐ For ☐ Against ☐ Abstain
Invesco Balanced-Risk Retirement 2040 Fund	☐ For ☐ Against ☐ Abstain
Invesco Balanced-Risk Retirement 2050 Fund	☐ For ☐ Against ☐ Abstain
Invesco Balanced-Risk Retirement Now Fund	☐ For ☐ Against ☐ Abstain
Invesco California Tax-Free Income Fund	☐ For ☐ Against ☐ Abstain
4b To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.	Fund Specific Vote
Invesco All Cap Market Neutral Fund	☐ For ☐ Against ☐ Abstain
Invesco Alternative Strategies Fund	☐ For ☐ Against ☐ Abstain
Invesco American Franchise Fund	☐ For ☐ Against ☐ Abstain
Invesco American Value Fund	☐ For ☐ Against ☐ Abstain
Invesco Asia Pacific Growth Fund	☐ For ☐ Against ☐ Abstain
Invesco Balanced-Risk Aggressive Allocation Fund	☐ For ☐ Against ☐ Abstain
Invesco Balanced-Risk Allocation Fund	☐ For ☐ Against ☐ Abstain
Invesco Balanced-Risk Commodity Strategy Fund	☐ For ☐ Against ☐ Abstain
Invesco Balanced-Risk Retirement 2020 Fund	☐ For ☐ Against ☐ Abstain
Invesco Balanced-Risk Retirement 2030 Fund	☐ For ☐ Against ☐ Abstain

Invesco Balanced-Risk Retirement 2040 Fund	☐ For ☐ Against ☐ Abstain
Invesco Balanced-Risk Retirement 2050 Fund	☐ For ☐ Against ☐ Abstain
Invesco Balanced-Risk Retirement Now Fund	☐ For ☐ Against ☐ Abstain
Invesco California Tax-Free Income Fund	☐ For ☐ Against ☐ Abstain

If you have questions regarding the voting process, please call 866-209-2450	Cancel Vote & Exit	Submit Vote

Proposals	Mark All >	For Against Abstain
1.01 Election of Trustee David C. Arch		Fund Specific Vote
Invesco Charter Fund		☐ For ☐ Withhold
Invesco Comstock Fund		☐ For ☐ Withhold
Invesco Conservative Allocation Fund		☐ For ☐ Withhold
Invesco Conservative Income Fund		☐ For ☐ Withhold
Invesco Convertible Securities Fund		☐ For ☐ Withhold
Invesco Core Plus Bond Fund		☐ For ☐ Withhold
Invesco Corporate Bond Fund		☐ For ☐ Withhold
Invesco Developing Markets Fund		☐ For ☐ Withhold
Invesco Diversified Dividend Fund		☐ For ☐ Withhold
Invesco Dividend Income Fund		☐ For ☐ Withhold
Invesco Emerging Markets Equity Fund		☐ For ☐ Withhold
Invesco Emerging Markets Flexible Bond Fund		☐ For ☐ Withhold
Invesco Endeavor Fund		☐ For ☐ Withhold
Invesco Energy Fund		☐ For ☐ Withhold
1.02 Election of Trustee James T. Bunch		Fund Specific Vote
Invesco Charter Fund		☐ For ☐ Withhold
Invesco Comstock Fund		☐ For ☐ Withhold
Invesco Conservative Allocation Fund		☐ For ☐ Withhold
Invesco Conservative Income Fund		☐ For ☐ Withhold
Invesco Convertible Securities Fund		☐ For ☐ Withhold
Invesco Core Plus Bond Fund		☐ For ☐ Withhold

Invesco Corporate Bond Fund	☐ For ☐ Withhold
Invesco Developing Markets Fund	☐ For ☐ Withhold
Invesco Diversified Dividend Fund	☐ For ☐ Withhold
Invesco Dividend Income Fund	☐ For ☐ Withhold
Invesco Emerging Markets Equity Fund	☐ For ☐ Withhold
Invesco Emerging Markets Flexible Bond Fund	☐ For ☐ Withhold
Invesco Endeavor Fund	☐ For ☐ Withhold
Invesco Energy Fund	☐ For ☐ Withhold
1.03 Election of Trustee Bruce L. Crockett	Fund Specific Vote
Invesco Charter Fund	☐ For ☐ Withhold
Invesco Comstock Fund	☐ For ☐ Withhold
Invesco Conservative Allocation Fund	☐ For ☐ Withhold
Invesco Conservative Income Fund	☐ For ☐ Withhold
Invesco Convertible Securities Fund	☐ For ☐ Withhold
Invesco Core Plus Bond Fund	☐ For ☐ Withhold
Invesco Corporate Bond Fund	☐ For ☐ Withhold
Invesco Developing Markets Fund	☐ For ☐ Withhold
Invesco Diversified Dividend Fund	☐ For ☐ Withhold
Invesco Dividend Income Fund	☐ For ☐ Withhold
Invesco Emerging Markets Equity Fund	☐ For ☐ Withhold
Invesco Emerging Markets Flexible Bond Fund	☐ For ☐ Withhold
Invesco Endeavor Fund	☐ For ☐ Withhold
Invesco Energy Fund	☐ For ☐ Withhold
1.04 Election of Trustee Jack M. Fields	Fund Specific Vote
Invesco Charter Fund	☐ For ☐ Withhold
Invesco Comstock Fund	☐ For ☐ Withhold
Invesco Conservative Allocation Fund	☐ For ☐ Withhold
Invesco Conservative Income Fund	☐ For ☐ Withhold
Invesco Convertible Securities Fund	☐ For ☐ Withhold
Invesco Core Plus Bond Fund	☐ For ☐ Withhold
Invesco Corporate Bond Fund	☐ For ☐ Withhold
Invesco Developing Markets Fund	☐ For ☐ Withhold
Invesco Diversified Dividend Fund	☐ For ☐ Withhold
Invesco Dividend Income Fund	☐ For ☐ Withhold
Invesco Emerging Markets Equity Fund	☐ For ☐ Withhold

Invesco Emerging Markets Flexible Bond Fund	☐ For ☐ Withhold
Invesco Endeavor Fund	☐ For ☐ Withhold
Invesco Energy Fund	☐ For ☐ Withhold
1.05 Election of Trustee Martin L. Flanagan	Fund Specific Vote
Invesco Charter Fund	☐ For ☐ Withhold
Invesco Comstock Fund	☐ For ☐ Withhold
Invesco Conservative Allocation Fund	☐ For ☐ Withhold
Invesco Conservative Income Fund	☐ For ☐ Withhold
Invesco Convertible Securities Fund	☐ For ☐ Withhold
Invesco Core Plus Bond Fund	☐ For ☐ Withhold
Invesco Corporate Bond Fund	☐ For ☐ Withhold
Invesco Developing Markets Fund	☐ For ☐ Withhold
Invesco Diversified Dividend Fund	☐ For ☐ Withhold
Invesco Dividend Income Fund	☐ For ☐ Withhold
Invesco Emerging Markets Equity Fund	☐ For ☐ Withhold
Invesco Emerging Markets Flexible Bond Fund	☐ For ☐ Withhold
Invesco Endeavor Fund	☐ For ☐ Withhold
Invesco Energy Fund	☐ For ☐ Withhold
1.06 Election of Trustee Cynthia Hostetler	Fund Specific Vote
Invesco Charter Fund	☐ For ☐ Withhold
Invesco Comstock Fund	☐ For ☐ Withhold
Invesco Conservative Allocation Fund	☐ For ☐ Withhold
Invesco Conservative Income Fund	☐ For ☐ Withhold
Invesco Convertible Securities Fund	☐ For ☐ Withhold
Invesco Core Plus Bond Fund	☐ For ☐ Withhold
Invesco Corporate Bond Fund	☐ For ☐ Withhold
Invesco Developing Markets Fund	☐ For ☐ Withhold
Invesco Diversified Dividend Fund	☐ For ☐ Withhold
Invesco Dividend Income Fund	☐ For ☐ Withhold
Invesco Emerging Markets Equity Fund	☐ For ☐ Withhold
Invesco Emerging Markets Flexible Bond Fund	☐ For ☐ Withhold
Invesco Endeavor Fund	☐ For ☐ Withhold
Invesco Energy Fund	☐ For ☐ Withhold
1.07 Election of Trustee Eli Jones	Fund Specific Vote

Invesco Charter Fund	☐ For ☐ Withhold
Invesco Comstock Fund	☐ For ☐ Withhold
Invesco Conservative Allocation Fund	☐ For ☐ Withhold
Invesco Conservative Income Fund	☐ For ☐ Withhold
Invesco Convertible Securities Fund	☐ For ☐ Withhold
Invesco Core Plus Bond Fund	☐ For ☐ Withhold
Invesco Corporate Bond Fund	☐ For ☐ Withhold
Invesco Developing Markets Fund	☐ For ☐ Withhold
Invesco Diversified Dividend Fund	☐ For ☐ Withhold
Invesco Dividend Income Fund	☐ For ☐ Withhold
Invesco Emerging Markets Equity Fund	☐ For ☐ Withhold
Invesco Emerging Markets Flexible Bond Fund	☐ For ☐ Withhold
Invesco Endeavor Fund	☐ For ☐ Withhold
Invesco Energy Fund	☐ For ☐ Withhold
1.08 Election of Trustee Prema Mathai-Davis	Fund Specific Vote
Invesco Charter Fund	☐ For ☐ Withhold
Invesco Comstock Fund	☐ For ☐ Withhold
Invesco Conservative Allocation Fund	☐ For ☐ Withhold
Invesco Conservative Income Fund	☐ For ☐ Withhold
Invesco Convertible Securities Fund	☐ For ☐ Withhold
Invesco Core Plus Bond Fund	☐ For ☐ Withhold
Invesco Corporate Bond Fund	☐ For ☐ Withhold
Invesco Developing Markets Fund	☐ For ☐ Withhold
Invesco Diversified Dividend Fund	☐ For ☐ Withhold
Invesco Dividend Income Fund	☐ For ☐ Withhold
Invesco Emerging Markets Equity Fund	☐ For ☐ Withhold
Invesco Emerging Markets Flexible Bond Fund	☐ For ☐ Withhold
Invesco Endeavor Fund	☐ For ☐ Withhold
Invesco Energy Fund	☐ For ☐ Withhold
1.09 Election of Trustee Teresa M. Ressel	Fund Specific Vote
Invesco Charter Fund	☐ For ☐ Withhold
Invesco Comstock Fund	☐ For ☐ Withhold
Invesco Conservative Allocation Fund	☐ For ☐ Withhold
Invesco Conservative Income Fund	☐ For ☐ Withhold
Invesco Convertible Securities Fund	☐ For ☐ Withhold

Invesco Core Plus Bond Fund	☐ For ☐ Withhold
Invesco Corporate Bond Fund	☐ For ☐ Withhold
Invesco Developing Markets Fund	☐ For ☐ Withhold
Invesco Diversified Dividend Fund	☐ For ☐ Withhold
Invesco Dividend Income Fund	☐ For ☐ Withhold
Invesco Emerging Markets Equity Fund	☐ For ☐ Withhold
Invesco Emerging Markets Flexible Bond Fund	☐ For ☐ Withhold
Invesco Endeavor Fund	☐ For ☐ Withhold
Invesco Energy Fund	☐ For ☐ Withhold
1.10 Election of Trustee Larry Soll	Fund Specific Vote
Invesco Charter Fund	☐ For ☐ Withhold
Invesco Comstock Fund	☐ For ☐ Withhold
Invesco Conservative Allocation Fund	☐ For ☐ Withhold
Invesco Conservative Income Fund	☐ For ☐ Withhold
Invesco Convertible Securities Fund	☐ For ☐ Withhold
Invesco Core Plus Bond Fund	☐ For ☐ Withhold
Invesco Corporate Bond Fund	☐ For ☐ Withhold
Invesco Developing Markets Fund	☐ For ☐ Withhold
Invesco Diversified Dividend Fund	☐ For ☐ Withhold
Invesco Dividend Income Fund	☐ For ☐ Withhold
Invesco Emerging Markets Equity Fund	☐ For ☐ Withhold
Invesco Emerging Markets Flexible Bond Fund	☐ For ☐ Withhold
Invesco Endeavor Fund	☐ For ☐ Withhold
Invesco Energy Fund	☐ For ☐ Withhold
1.11 Election of Trustee Ann Barnett Stern	Fund Specific Vote
Invesco Charter Fund	☐ For ☐ Withhold
Invesco Comstock Fund	☐ For ☐ Withhold
Invesco Conservative Allocation Fund	☐ For ☐ Withhold
Invesco Conservative Income Fund	☐ For ☐ Withhold
Invesco Convertible Securities Fund	☐ For ☐ Withhold
Invesco Core Plus Bond Fund	☐ For ☐ Withhold
Invesco Corporate Bond Fund	☐ For ☐ Withhold
Invesco Developing Markets Fund	☐ For ☐ Withhold
Invesco Diversified Dividend Fund	☐ For ☐ Withhold
Invesco Dividend Income Fund	☐ For ☐ Withhold

Invesco Emerging Markets Equity Fund	☐ For ☐ Withhold
Invesco Emerging Markets Flexible Bond Fund	☐ For ☐ Withhold
Invesco Endeavor Fund	☐ For ☐ Withhold
Invesco Energy Fund	☐ For ☐ Withhold
1.12 Election of Trustee Raymond Stickel, Jr.	Fund Specific Vote
Invesco Charter Fund	☐ For ☐ Withhold
Invesco Comstock Fund	☐ For ☐ Withhold
Invesco Conservative Allocation Fund	☐ For ☐ Withhold
Invesco Conservative Income Fund	☐ For ☐ Withhold
Invesco Convertible Securities Fund	☐ For ☐ Withhold
Invesco Core Plus Bond Fund	☐ For ☐ Withhold
Invesco Corporate Bond Fund	☐ For ☐ Withhold
Invesco Developing Markets Fund	☐ For ☐ Withhold
Invesco Diversified Dividend Fund	☐ For ☐ Withhold
Invesco Dividend Income Fund	☐ For ☐ Withhold
Invesco Emerging Markets Equity Fund	☐ For ☐ Withhold
Invesco Emerging Markets Flexible Bond Fund	☐ For ☐ Withhold
Invesco Endeavor Fund	☐ For ☐ Withhold
Invesco Energy Fund	☐ For ☐ Withhold
1.13 Election of Trustee Philip A. Taylor	Fund Specific Vote
Invesco Charter Fund	☐ For ☐ Withhold
Invesco Comstock Fund	☐ For ☐ Withhold
Invesco Conservative Allocation Fund	☐ For ☐ Withhold
Invesco Conservative Income Fund	☐ For ☐ Withhold
Invesco Convertible Securities Fund	☐ For ☐ Withhold
Invesco Core Plus Bond Fund	☐ For ☐ Withhold
Invesco Corporate Bond Fund	☐ For ☐ Withhold
Invesco Developing Markets Fund	☐ For ☐ Withhold
Invesco Diversified Dividend Fund	☐ For ☐ Withhold
Invesco Dividend Income Fund	☐ For ☐ Withhold
Invesco Emerging Markets Equity Fund	☐ For ☐ Withhold
Invesco Emerging Markets Flexible Bond Fund	☐ For ☐ Withhold
Invesco Endeavor Fund	☐ For ☐ Withhold
Invesco Energy Fund	☐ For ☐ Withhold
1.14 Election of Trustee Robert C. Troccoli	Fund Specific Vote

Invesco Charter Fund	☐ For ☐ Withhold
Invesco Comstock Fund	☐ For ☐ Withhold
Invesco Conservative Allocation Fund	☐ For ☐ Withhold
Invesco Conservative Income Fund	☐ For ☐ Withhold
Invesco Convertible Securities Fund	☐ For ☐ Withhold
Invesco Core Plus Bond Fund	☐ For ☐ Withhold
Invesco Corporate Bond Fund	☐ For ☐ Withhold
Invesco Developing Markets Fund	☐ For ☐ Withhold
Invesco Diversified Dividend Fund	☐ For ☐ Withhold
Invesco Dividend Income Fund	☐ For ☐ Withhold
Invesco Emerging Markets Equity Fund	☐ For ☐ Withhold
Invesco Emerging Markets Flexible Bond Fund	☐ For ☐ Withhold
Invesco Endeavor Fund	☐ For ☐ Withhold
Invesco Energy Fund	☐ For ☐ Withhold
1.15 Election of Trustee Christopher L. Wilson	Fund Specific Vote
Invesco Charter Fund	☐ For ☐ Withhold
Invesco Comstock Fund	☐ For ☐ Withhold
Invesco Conservative Allocation Fund	☐ For ☐ Withhold
Invesco Conservative Income Fund	☐ For ☐ Withhold
Invesco Convertible Securities Fund	☐ For ☐ Withhold
Invesco Core Plus Bond Fund	☐ For ☐ Withhold
Invesco Corporate Bond Fund	☐ For ☐ Withhold
Invesco Developing Markets Fund	☐ For ☐ Withhold
Invesco Diversified Dividend Fund	☐ For ☐ Withhold
Invesco Dividend Income Fund	☐ For ☐ Withhold
Invesco Emerging Markets Equity Fund	☐ For ☐ Withhold
Invesco Emerging Markets Flexible Bond Fund	☐ For ☐ Withhold
Invesco Endeavor Fund	☐ For ☐ Withhold
Invesco Energy Fund	☐ For ☐ Withhold

2 To approve an amendment to each Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

Fund Specific Vote
Invesco Charter Fund	☐ For ☐ Against ☐ Abstain
Invesco Comstock Fund	☐ For ☐ Against ☐ Abstain

Invesco Conservative Allocation Fund	☐ For ☐ Against ☐ Abstain
Invesco Conservative Income Fund	☐ For ☐Against ☐ Abstain
Invesco Convertible Securities Fund	☐ For ☐Against ☐ Abstain
Invesco Core Plus Bond Fund	☐ For ☐Against ☐ Abstain
Invesco Corporate Bond Fund	☐ For ☐Against ☐ Abstain
Invesco Developing Markets Fund	☐ For ☐Against ☐ Abstain
Invesco Diversified Dividend Fund	☐ For ☐Against ☐ Abstain
Invesco Dividend Income Fund	☐ For ☐Against ☐ Abstain
Invesco Emerging Markets Equity Fund	☐ For ☐Against ☐ Abstain
Invesco Emerging Markets Flexible Bond Fund	☐ For ☐Against ☐ Abstain
Invesco Endeavor Fund	☐ For ☐Against ☐ Abstain
Invesco Energy Fund	☐ For ☐Against ☐ Abstain
3 To approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.	Fund Specific Vote
Invesco Charter Fund	☐ For ☐Against ☐ Abstain
Invesco Comstock Fund	☐ For ☐Against ☐ Abstain
Invesco Conservative Allocation Fund	☐ For ☐Against ☐ Abstain
Invesco Conservative Income Fund	☐ For ☐Against ☐ Abstain
Invesco Convertible Securities Fund	☐ For ☐Against ☐ Abstain

Invesco Core Plus Bond Fund	☐ For ☐Against ☐ Abstain
Invesco Corporate Bond Fund	☐ For ☐Against ☐ Abstain
Invesco Developing Markets Fund	☐ For ☐Against ☐ Abstain
Invesco Diversified Dividend Fund	☐ For ☐Against ☐ Abstain
Invesco Dividend Income Fund	☐ For ☐Against ☐ Abstain
Invesco Emerging Markets Equity Fund	☐ For ☐Against ☐ Abstain
Invesco Emerging Markets Flexible Bond Fund	☐ For ☐Against ☐ Abstain
Invesco Endeavor Fund	☐ For ☐Against ☐ Abstain
Invesco Energy Fund	☐ For ☐Against ☐ Abstain
4a To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.	Fund Specific Vote
Invesco Charter Fund	☐ For ☐Against ☐ Abstain
Invesco Comstock Fund	☐ For ☐Against ☐ Abstain
Invesco Conservative Allocation Fund	☐ For ☐Against ☐ Abstain
Invesco Convertible Securities Fund	☐ For ☐Against ☐ Abstain
Invesco Core Plus Bond Fund	☐ For ☐Against ☐ Abstain
Invesco Corporate Bond Fund	☐ For ☐Against ☐ Abstain
Invesco Developing Markets Fund	☐ For ☐Against ☐ Abstain
Invesco Diversified Dividend Fund	☐ For ☐Against ☐ Abstain

Invesco Dividend Income Fund	☐ For ☐Against ☐ Abstain
Invesco Emerging Markets Equity Fund	☐ For ☐Against ☐ Abstain
Invesco Emerging Markets Flexible Bond Fund	☐ For ☐Against ☐ Abstain
Invesco Endeavor Fund	☐ For ☐Against ☐ Abstain
Invesco Energy Fund	☐ For ☐Against ☐ Abstain
4b To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.	Fund Specific Vote
Invesco Charter Fund	☐ For ☐Against ☐ Abstain
Invesco Comstock Fund	☐ For ☐Against ☐ Abstain
Invesco Conservative Allocation Fund	☐ For ☐Against ☐ Abstain
Invesco Conservative Income Fund	☐ For ☐Against ☐ Abstain
Invesco Convertible Securities Fund	☐ For ☐Against ☐ Abstain
Invesco Core Plus Bond Fund	☐ For ☐Against ☐ Abstain
Invesco Corporate Bond Fund	☐ For ☐Against ☐ Abstain
Invesco Developing Markets Fund	☐ For ☐Against ☐ Abstain
Invesco Diversified Dividend Fund	☐ For ☐Against ☐ Abstain
Invesco Dividend Income Fund	☐ For ☐Against ☐ Abstain
Invesco Emerging Markets Equity Fund	☐ For ☐Against ☐ Abstain
Invesco Emerging Markets Flexible Bond Fund	☐ For ☐Against ☐ Abstain

Invesco Endeavor Fund	☐ For ☐Against ☐ Abstain
Invesco Energy Fund	☐ For ☐Against ☐ Abstain

If you have questions regarding the voting process, please call 866-209-2450	Cancel Vote & Exit	Submit Vote

Proposals	Mark All >	For Against Abstain
1.01 Election of Trustee David C. Arch		Fund Specific Vote
Invesco Equally-Weighted S&P 500 Fund		☐ For ☐ Withhold
Invesco Equity & Income Fund		☐ For ☐ Withhold
Invesco European Growth Fund		☐ For ☐ Withhold
Invesco European Small Company Fund		☐ For ☐ Withhold
Invesco Exchange Fund		☐ For ☐ Withhold
Invesco Floating Rate Fund		☐ For ☐ Withhold
Invesco Global Core Equity Fund		☐ For ☐ Withhold
Invesco Global Growth Fund		☐ For ☐ Withhold
Invesco Global Health Care Fund		☐ For ☐ Withhold
Invesco Global Infrastructure Fund		☐ For ☐ Withhold
Invesco Global Low Volatility Equity Yield Fund		☐ For ☐ Withhold
Invesco Global Market Neutral Fund		☐ For ☐ Withhold
Invesco Global Opportunities Fund		☐ For ☐ Withhold
Invesco Global Real Estate Fund		☐ For ☐ Withhold
1.02 Election of Trustee James T. Bunch		Fund Specific Vote
Invesco Equally-Weighted S&P 500 Fund		☐ For ☐ Withhold
Invesco Equity & Income Fund		☐ For ☐ Withhold
Invesco European Growth Fund		☐ For ☐ Withhold
Invesco European Small Company Fund		☐ For ☐ Withhold
Invesco Exchange Fund		☐ For ☐ Withhold
Invesco Floating Rate Fund		☐ For ☐ Withhold

Invesco Global Core Equity Fund	☐ For ☐ Withhold
Invesco Global Growth Fund	☐ For ☐ Withhold
Invesco Global Health Care Fund	☐ For ☐ Withhold
Invesco Global Infrastructure Fund	☐ For ☐ Withhold
Invesco Global Low Volatility Equity Yield Fund	☐ For ☐ Withhold
Invesco Global Market Neutral Fund	☐ For ☐ Withhold
Invesco Global Opportunities Fund	☐ For ☐ Withhold
Invesco Global Real Estate Fund	☐ For ☐ Withhold
1.03 Election of Trustee Bruce L. Crockett	Fund Specific Vote
Invesco Equally-Weighted S&P 500 Fund	☐ For ☐ Withhold
Invesco Equity & Income Fund	☐ For ☐ Withhold
Invesco European Growth Fund	☐ For ☐ Withhold
Invesco European Small Company Fund	☐ For ☐ Withhold
Invesco Exchange Fund	☐ For ☐ Withhold
Invesco Floating Rate Fund	☐ For ☐ Withhold
Invesco Global Core Equity Fund	☐ For ☐ Withhold
Invesco Global Growth Fund	☐ For ☐ Withhold
Invesco Global Health Care Fund	☐ For ☐ Withhold
Invesco Global Infrastructure Fund	☐ For ☐ Withhold
Invesco Global Low Volatility Equity Yield Fund	☐ For ☐ Withhold
Invesco Global Market Neutral Fund	☐ For ☐ Withhold
Invesco Global Opportunities Fund	☐ For ☐ Withhold
Invesco Global Real Estate Fund	☐ For ☐ Withhold
1.04 Election of Trustee Jack M. Fields	Fund Specific Vote
Invesco Equally-Weighted S&P 500 Fund	☐ For ☐ Withhold
Invesco Equity & Income Fund	☐ For ☐ Withhold
Invesco European Growth Fund	☐ For ☐ Withhold
Invesco European Small Company Fund	☐ For ☐ Withhold
Invesco Exchange Fund	☐ For ☐ Withhold
Invesco Floating Rate Fund	☐ For ☐ Withhold
Invesco Global Core Equity Fund	☐ For ☐ Withhold
Invesco Global Growth Fund	☐ For ☐ Withhold
Invesco Global Health Care Fund	☐ For ☐ Withhold
Invesco Global Infrastructure Fund	☐ For ☐ Withhold
Invesco Global Low Volatility Equity Yield Fund	☐ For ☐ Withhold

Invesco Global Market Neutral Fund	☐ For ☐ Withhold
Invesco Global Opportunities Fund	☐ For ☐ Withhold
Invesco Global Real Estate Fund	☐ For ☐ Withhold
1.05 Election of Trustee Martin L. Flanagan	Fund Specific Vote
Invesco Equally-Weighted S&P 500 Fund	☐ For ☐ Withhold
Invesco Equity & Income Fund	☐ For ☐ Withhold
Invesco European Growth Fund	☐ For ☐ Withhold
Invesco European Small Company Fund	☐ For ☐ Withhold
Invesco Exchange Fund	☐ For ☐ Withhold
Invesco Floating Rate Fund	☐ For ☐ Withhold
Invesco Global Core Equity Fund	☐ For ☐ Withhold
Invesco Global Growth Fund	☐ For ☐ Withhold
Invesco Global Health Care Fund	☐ For ☐ Withhold
Invesco Global Infrastructure Fund	☐ For ☐ Withhold
Invesco Global Low Volatility Equity Yield Fund	☐ For ☐ Withhold
Invesco Global Market Neutral Fund	☐ For ☐ Withhold
Invesco Global Opportunities Fund	☐ For ☐ Withhold
Invesco Global Real Estate Fund	☐ For ☐ Withhold
1.06 Election of Trustee Cynthia Hostetler	Fund Specific Vote
Invesco Equally-Weighted S&P 500 Fund	☐ For ☐ Withhold
Invesco Equity & Income Fund	☐ For ☐ Withhold
Invesco European Growth Fund	☐ For ☐ Withhold
Invesco European Small Company Fund	☐ For ☐ Withhold
Invesco Exchange Fund	☐ For ☐ Withhold
Invesco Floating Rate Fund	☐ For ☐ Withhold
Invesco Global Core Equity Fund	☐ For ☐ Withhold
Invesco Global Growth Fund	☐ For ☐ Withhold
Invesco Global Health Care Fund	☐ For ☐ Withhold
Invesco Global Infrastructure Fund	☐ For ☐ Withhold
Invesco Global Low Volatility Equity Yield Fund	☐ For ☐ Withhold
Invesco Global Market Neutral Fund	☐ For ☐ Withhold
Invesco Global Opportunities Fund	☐ For ☐ Withhold
Invesco Global Real Estate Fund	☐ For ☐ Withhold
1.07 Election of Trustee Eli Jones	Fund Specific Vote

Invesco Equally-Weighted S&P 500 Fund	☐ For ☐ Withhold
Invesco Equity & Income Fund	☐ For ☐ Withhold
Invesco European Growth Fund	☐ For ☐ Withhold
Invesco European Small Company Fund	☐ For ☐ Withhold
Invesco Exchange Fund	☐ For ☐ Withhold
Invesco Floating Rate Fund	☐ For ☐ Withhold
Invesco Global Core Equity Fund	☐ For ☐ Withhold
Invesco Global Growth Fund	☐ For ☐ Withhold
Invesco Global Health Care Fund	☐ For ☐ Withhold
Invesco Global Infrastructure Fund	☐ For ☐ Withhold
Invesco Global Low Volatility Equity Yield Fund	☐ For ☐ Withhold
Invesco Global Market Neutral Fund	☐ For ☐ Withhold
Invesco Global Opportunities Fund	☐ For ☐ Withhold
Invesco Global Real Estate Fund	☐ For ☐ Withhold
1.08 Election of Trustee Prema Mathai-Davis	Fund Specific Vote
Invesco Equally-Weighted S&P 500 Fund	☐ For ☐ Withhold
Invesco Equity & Income Fund	☐ For ☐ Withhold
Invesco European Growth Fund	☐ For ☐ Withhold
Invesco European Small Company Fund	☐ For ☐ Withhold
Invesco Exchange Fund	☐ For ☐ Withhold
Invesco Floating Rate Fund	☐ For ☐ Withhold
Invesco Global Core Equity Fund	☐ For ☐ Withhold
Invesco Global Growth Fund	☐ For ☐ Withhold
Invesco Global Health Care Fund	☐ For ☐ Withhold
Invesco Global Infrastructure Fund	☐ For ☐ Withhold
Invesco Global Low Volatility Equity Yield Fund	☐ For ☐ Withhold
Invesco Global Market Neutral Fund	☐ For ☐ Withhold
Invesco Global Opportunities Fund	☐ For ☐ Withhold
Invesco Global Real Estate Fund	☐ For ☐ Withhold
1.09 Election of Trustee Teresa M. Ressel	Fund Specific Vote
Invesco Equally-Weighted S&P 500 Fund	☐ For ☐ Withhold
Invesco Equity & Income Fund	☐ For ☐ Withhold
Invesco European Growth Fund	☐ For ☐ Withhold
Invesco European Small Company Fund	☐ For ☐ Withhold
Invesco Exchange Fund	☐ For ☐ Withhold

Invesco Floating Rate Fund	☐ For ☐ Withhold
Invesco Global Core Equity Fund	☐ For ☐ Withhold
Invesco Global Growth Fund	☐ For ☐ Withhold
Invesco Global Health Care Fund	☐ For ☐ Withhold
Invesco Global Infrastructure Fund	☐ For ☐ Withhold
Invesco Global Low Volatility Equity Yield Fund	☐ For ☐ Withhold
Invesco Global Market Neutral Fund	☐ For ☐ Withhold
Invesco Global Opportunities Fund	☐ For ☐ Withhold
Invesco Global Real Estate Fund	☐ For ☐ Withhold
1.10 Election of Trustee Larry Soll	Fund Specific Vote
Invesco Equally-Weighted S&P 500 Fund	☐ For ☐ Withhold
Invesco Equity & Income Fund	☐ For ☐ Withhold
Invesco European Growth Fund	☐ For ☐ Withhold
Invesco European Small Company Fund	☐ For ☐ Withhold
Invesco Exchange Fund	☐ For ☐ Withhold
Invesco Floating Rate Fund	☐ For ☐ Withhold
Invesco Global Core Equity Fund	☐ For ☐ Withhold
Invesco Global Growth Fund	☐ For ☐ Withhold
Invesco Global Health Care Fund	☐ For ☐ Withhold
Invesco Global Infrastructure Fund	☐ For ☐ Withhold
Invesco Global Low Volatility Equity Yield Fund	☐ For ☐ Withhold
Invesco Global Market Neutral Fund	☐ For ☐ Withhold
Invesco Global Opportunities Fund	☐ For ☐ Withhold
Invesco Global Real Estate Fund	☐ For ☐ Withhold
1.11 Election of Trustee Ann Barnett Stern	Fund Specific Vote
Invesco Equally-Weighted S&P 500 Fund	☐ For ☐ Withhold
Invesco Equity & Income Fund	☐ For ☐ Withhold
Invesco European Growth Fund	☐ For ☐ Withhold
Invesco European Small Company Fund	☐ For ☐ Withhold
Invesco Exchange Fund	☐ For ☐ Withhold
Invesco Floating Rate Fund	☐ For ☐ Withhold
Invesco Global Core Equity Fund	☐ For ☐ Withhold
Invesco Global Growth Fund	☐ For ☐ Withhold
Invesco Global Health Care Fund	☐ For ☐ Withhold
Invesco Global Infrastructure Fund	☐ For ☐ Withhold

Invesco Global Low Volatility Equity Yield Fund	☐ For ☐ Withhold
Invesco Global Market Neutral Fund	☐ For ☐ Withhold
Invesco Global Opportunities Fund	☐ For ☐ Withhold
Invesco Global Real Estate Fund	☐ For ☐ Withhold
1.12 Election of Trustee Raymond Stickel, Jr.	Fund Specific Vote
Invesco Equally-Weighted S&P 500 Fund	☐ For ☐ Withhold
Invesco Equity & Income Fund	☐ For ☐ Withhold
Invesco European Growth Fund	☐ For ☐ Withhold
Invesco European Small Company Fund	☐ For ☐ Withhold
Invesco Exchange Fund	☐ For ☐ Withhold
Invesco Floating Rate Fund	☐ For ☐ Withhold
Invesco Global Core Equity Fund	☐ For ☐ Withhold
Invesco Global Growth Fund	☐ For ☐ Withhold
Invesco Global Health Care Fund	☐ For ☐ Withhold
Invesco Global Infrastructure Fund	☐ For ☐ Withhold
Invesco Global Low Volatility Equity Yield Fund	☐ For ☐ Withhold
Invesco Global Market Neutral Fund	☐ For ☐ Withhold
Invesco Global Opportunities Fund	☐ For ☐ Withhold
Invesco Global Real Estate Fund	☐ For ☐ Withhold
1.13 Election of Trustee Philip A. Taylor	Fund Specific Vote
Invesco Equally-Weighted S&P 500 Fund	☐ For ☐ Withhold
Invesco Equity & Income Fund	☐ For ☐ Withhold
Invesco European Growth Fund	☐ For ☐ Withhold
Invesco European Small Company Fund	☐ For ☐ Withhold
Invesco Exchange Fund	☐ For ☐ Withhold
Invesco Floating Rate Fund	☐ For ☐ Withhold
Invesco Global Core Equity Fund	☐ For ☐ Withhold
Invesco Global Growth Fund	☐ For ☐ Withhold
Invesco Global Health Care Fund	☐ For ☐ Withhold
Invesco Global Infrastructure Fund	☐ For ☐ Withhold
Invesco Global Low Volatility Equity Yield Fund	☐ For ☐ Withhold
Invesco Global Market Neutral Fund	☐ For ☐ Withhold
Invesco Global Opportunities Fund	☐ For ☐ Withhold
Invesco Global Real Estate Fund	☐ For ☐ Withhold
1.14 Election of Trustee Robert C. Troccoli	Fund Specific Vote

Invesco Equally-Weighted S&P 500 Fund	☐ For ☐ Withhold
Invesco Equity & Income Fund	☐ For ☐ Withhold
Invesco European Growth Fund	☐ For ☐ Withhold
Invesco European Small Company Fund	☐ For ☐ Withhold
Invesco Exchange Fund	☐ For ☐ Withhold
Invesco Floating Rate Fund	☐ For ☐ Withhold
Invesco Global Core Equity Fund	☐ For ☐ Withhold
Invesco Global Growth Fund	☐ For ☐ Withhold
Invesco Global Health Care Fund	☐ For ☐ Withhold
Invesco Global Infrastructure Fund	☐ For ☐ Withhold
Invesco Global Low Volatility Equity Yield Fund	☐ For ☐ Withhold
Invesco Global Market Neutral Fund	☐ For ☐ Withhold
Invesco Global Opportunities Fund	☐ For ☐ Withhold
Invesco Global Real Estate Fund	☐ For ☐ Withhold
1.15 Election of Trustee Christopher L. Wilson	Fund Specific Vote
Invesco Equally-Weighted S&P 500 Fund	☐ For ☐ Withhold
Invesco Equity & Income Fund	☐ For ☐ Withhold
Invesco European Growth Fund	☐ For ☐ Withhold
Invesco European Small Company Fund	☐ For ☐ Withhold
Invesco Exchange Fund	☐ For ☐ Withhold
Invesco Floating Rate Fund	☐ For ☐ Withhold
Invesco Global Core Equity Fund	☐ For ☐ Withhold
Invesco Global Growth Fund	☐ For ☐ Withhold
Invesco Global Health Care Fund	☐ For ☐ Withhold
Invesco Global Infrastructure Fund	☐ For ☐ Withhold
Invesco Global Low Volatility Equity Yield Fund	☐ For ☐ Withhold
Invesco Global Market Neutral Fund	☐ For ☐ Withhold
Invesco Global Opportunities Fund	☐ For ☐ Withhold
Invesco Global Real Estate Fund	☐ For ☐ Withhold

2 To approve an amendment to each Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

Fund Specific Vote
Invesco Equally-Weighted S&P 500 Fund	☐ For ☐ Against ☐ Abstain
Invesco Equity & Income Fund	☐ For ☐ Against ☐ Abstain

Invesco European Growth Fund	☐ For ☐ Against ☐ Abstain
Invesco European Small Company Fund	☐ For ☐ Against ☐ Abstain
Invesco Exchange Fund	☐ For ☐ Against ☐ Abstain
Invesco Floating Rate Fund	☐ For ☐ Against ☐ Abstain
Invesco Global Core Equity Fund	☐ For ☐ Against ☐ Abstain
Invesco Global Growth Fund	☐ For ☐ Against ☐ Abstain
Invesco Global Health Care Fund	☐ For ☐ Against ☐ Abstain
Invesco Global Infrastructure Fund	☐ For ☐ Against ☐ Abstain
Invesco Global Low Volatility Equity Yield Fund	☐ For ☐ Against ☐ Abstain
Invesco Global Market Neutral Fund	☐ For ☐ Against ☐ Abstain
Invesco Global Opportunities Fund	☐ For ☐ Against ☐ Abstain
Invesco Global Real Estate Fund	☐ For ☐ Against ☐ Abstain
3 To approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.	Fund Specific Vote
Invesco Equally-Weighted S&P 500 Fund	☐ For ☐ Against ☐ Abstain
Invesco Equity & Income Fund	☐ For ☐ Against ☐ Abstain
Invesco European Growth Fund	☐ For ☐ Against ☐ Abstain
Invesco European Small Company Fund	☐ For ☐ Against ☐ Abstain
Invesco Exchange Fund	☐ For ☐ Against ☐ Abstain

Invesco Floating Rate Fund	☐ For ☐ Against ☐ Abstain
Invesco Global Core Equity Fund	☐ For ☐ Against ☐ Abstain
Invesco Global Growth Fund	☐ For ☐ Against ☐ Abstain
Invesco Global Health Care Fund	☐ For ☐ Against ☐ Abstain
Invesco Global Infrastructure Fund	☐ For ☐ Against ☐ Abstain
Invesco Global Low Volatility Equity Yield Fund	☐ For ☐ Against ☐ Abstain
Invesco Global Market Neutral Fund	☐ For ☐ Against ☐ Abstain
Invesco Global Opportunities Fund	☐ For ☐ Against ☐ Abstain
Invesco Global Real Estate Fund	☐ For ☐ Against ☐ Abstain
4a To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.	Fund Specific Vote
Invesco Equally-Weighted S&P 500 Fund	☐ For ☐ Against ☐ Abstain
Invesco Equity & Income Fund	☐ For ☐ Against ☐ Abstain
Invesco European Growth Fund	☐ For ☐ Against ☐ Abstain
Invesco European Small Company Fund	☐ For ☐ Against ☐ Abstain
Invesco Exchange Fund	☐ For ☐ Against ☐ Abstain
Invesco Floating Rate Fund	☐ For ☐ Against ☐ Abstain
Invesco Global Core Equity Fund	☐ For ☐ Against ☐ Abstain
Invesco Global Growth Fund	☐ For ☐ Against ☐ Abstain

Invesco Global Health Care Fund	☐ For ☐ Against ☐ Abstain
Invesco Global Low Volatility Equity Yield Fund	☐ For ☐ Against ☐ Abstain
Invesco Global Real Estate Fund	☐ For ☐ Against ☐ Abstain
4b To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.	Fund Specific Vote
Invesco Equally-Weighted S&P 500 Fund	☐ For ☐ Against ☐ Abstain
Invesco Equity & Income Fund	☐ For ☐ Against ☐ Abstain
Invesco European Growth Fund	☐ For ☐ Against ☐ Abstain
Invesco European Small Company Fund	☐ For ☐ Against ☐ Abstain
Invesco Exchange Fund	☐ For ☐ Against ☐ Abstain
Invesco Floating Rate Fund	☐ For ☐ Against ☐ Abstain
Invesco Global Core Equity Fund	☐ For ☐ Against ☐ Abstain
Invesco Global Growth Fund	☐ For ☐ Against ☐ Abstain
Invesco Global Health Care Fund	☐ For ☐ Against ☐ Abstain
Invesco Global Infrastructure Fund	☐ For ☐ Against ☐ Abstain
Invesco Global Low Volatility Equity Yield Fund	☐ For ☐ Against ☐ Abstain
Invesco Global Market Neutral Fund	☐ For ☐ Against ☐ Abstain
Invesco Global Opportunities Fund	☐ For ☐ Against ☐ Abstain

Invesco Global Real Estate Fund	☐ For ☐ Against ☐ Abstain

If you have questions regarding the voting process, please call 866-209-2450	Cancel Vote & Exit	Submit Vote

Proposals	Mark All >	For Against Abstain
1.01 Election of Trustee David C. Arch		Fund Specific Vote
Invesco Global Real Estate Income Fund		☐ For ☐ Withhold
Invesco Global Responsibility Equity Fund		☐ For ☐ Withhold
Invesco Global Small & Mid Cap Growth Fund		☐ For ☐ Withhold
Invesco Global Targeted Returns Fund		☐ For ☐ Withhold
Invesco Gold & Precious Metals Fund		☐ For ☐ Withhold
Invesco Government Money Market Fund		☐ For ☐ Withhold
Invesco Greater China Fund		☐ For ☐ Withhold
Invesco Growth Allocation Fund		☐ For ☐ Withhold
Invesco Growth and Income Fund		☐ For ☐ Withhold
Invesco High Yield Fund		☐ For ☐ Withhold
Invesco High Yield Municipal Fund		☐ For ☐ Withhold
Invesco Income Allocation Fund		☐ For ☐ Withhold
Invesco Intermediate Term Municipal Income Fund		☐ For ☐ Withhold
Invesco International Allocation Fund		☐ For ☐ Withhold
1.02 Election of Trustee James T. Bunch		Fund Specific Vote
Invesco Global Real Estate Income Fund		☐ For ☐ Withhold
Invesco Global Responsibility Equity Fund		☐ For ☐ Withhold
Invesco Global Small & Mid Cap Growth Fund		☐ For ☐ Withhold
Invesco Global Targeted Returns Fund		☐ For ☐ Withhold
Invesco Gold & Precious Metals Fund		☐ For ☐ Withhold
Invesco Government Money Market Fund		☐ For ☐ Withhold

Invesco Greater China Fund	☐ For ☐ Withhold
Invesco Growth Allocation Fund	☐ For ☐ Withhold
Invesco Growth and Income Fund	☐ For ☐ Withhold
Invesco High Yield Fund	☐ For ☐ Withhold
Invesco High Yield Municipal Fund	☐ For ☐ Withhold
Invesco Income Allocation Fund	☐ For ☐ Withhold
Invesco Intermediate Term Municipal Income Fund	☐ For ☐ Withhold
Invesco International Allocation Fund	☐ For ☐ Withhold
1.03 Election of Trustee Bruce L. Crockett	Fund Specific Vote
Invesco Global Real Estate Income Fund	☐ For ☐ Withhold
Invesco Global Responsibility Equity Fund	☐ For ☐ Withhold
Invesco Global Small & Mid Cap Growth Fund	☐ For ☐ Withhold
Invesco Global Targeted Returns Fund	☐ For ☐ Withhold
Invesco Gold & Precious Metals Fund	☐ For ☐ Withhold
Invesco Government Money Market Fund	☐ For ☐ Withhold
Invesco Greater China Fund	☐ For ☐ Withhold
Invesco Growth Allocation Fund	☐ For ☐ Withhold
Invesco Growth and Income Fund	☐ For ☐ Withhold
Invesco High Yield Fund	☐ For ☐ Withhold
Invesco High Yield Municipal Fund	☐ For ☐ Withhold
Invesco Income Allocation Fund	☐ For ☐ Withhold
Invesco Intermediate Term Municipal Income Fund	☐ For ☐ Withhold
Invesco International Allocation Fund	☐ For ☐ Withhold
1.04 Election of Trustee Jack M. Fields	Fund Specific Vote
Invesco Global Real Estate Income Fund	☐ For ☐ Withhold
Invesco Global Responsibility Equity Fund	☐ For ☐ Withhold
Invesco Global Small & Mid Cap Growth Fund	☐ For ☐ Withhold
Invesco Global Targeted Returns Fund	☐ For ☐ Withhold
Invesco Gold & Precious Metals Fund	☐ For ☐ Withhold
Invesco Government Money Market Fund	☐ For ☐ Withhold
Invesco Greater China Fund	☐ For ☐ Withhold
Invesco Growth Allocation Fund	☐ For ☐ Withhold
Invesco Growth and Income Fund	☐ For ☐ Withhold
Invesco High Yield Fund	☐ For ☐ Withhold
Invesco High Yield Municipal Fund	☐ For ☐ Withhold

Invesco Income Allocation Fund	☐ For ☐ Withhold
Invesco Intermediate Term Municipal Income Fund	☐ For ☐ Withhold
Invesco International Allocation Fund	☐ For ☐ Withhold
1.05 Election of Trustee Martin L. Flanagan	Fund Specific Vote
Invesco Global Real Estate Income Fund	☐ For ☐ Withhold
Invesco Global Responsibility Equity Fund	☐ For ☐ Withhold
Invesco Global Small & Mid Cap Growth Fund	☐ For ☐ Withhold
Invesco Global Targeted Returns Fund	☐ For ☐ Withhold
Invesco Gold & Precious Metals Fund	☐ For ☐ Withhold
Invesco Government Money Market Fund	☐ For ☐ Withhold
Invesco Greater China Fund	☐ For ☐ Withhold
Invesco Growth Allocation Fund	☐ For ☐ Withhold
Invesco Growth and Income Fund	☐ For ☐ Withhold
Invesco High Yield Fund	☐ For ☐ Withhold
Invesco High Yield Municipal Fund	☐ For ☐ Withhold
Invesco Income Allocation Fund	☐ For ☐ Withhold
Invesco Intermediate Term Municipal Income Fund	☐ For ☐ Withhold
Invesco International Allocation Fund	☐ For ☐ Withhold
1.06 Election of Trustee Cynthia Hostetler	Fund Specific Vote
Invesco Global Real Estate Income Fund	☐ For ☐ Withhold
Invesco Global Responsibility Equity Fund	☐ For ☐ Withhold
Invesco Global Small & Mid Cap Growth Fund	☐ For ☐ Withhold
Invesco Global Targeted Returns Fund	☐ For ☐ Withhold
Invesco Gold & Precious Metals Fund	☐ For ☐ Withhold
Invesco Government Money Market Fund	☐ For ☐ Withhold
Invesco Greater China Fund	☐ For ☐ Withhold
Invesco Growth Allocation Fund	☐ For ☐ Withhold
Invesco Growth and Income Fund	☐ For ☐ Withhold
Invesco High Yield Fund	☐ For ☐ Withhold
Invesco High Yield Municipal Fund	☐ For ☐ Withhold
Invesco Income Allocation Fund	☐ For ☐ Withhold
Invesco Intermediate Term Municipal Income Fund	☐ For ☐ Withhold
Invesco International Allocation Fund	☐ For ☐ Withhold
1.07 Election of Trustee Eli Jones	Fund Specific Vote

Invesco Global Real Estate Income Fund	☐ For ☐ Withhold
Invesco Global Responsibility Equity Fund	☐ For ☐ Withhold
Invesco Global Small & Mid Cap Growth Fund	☐ For ☐ Withhold
Invesco Global Targeted Returns Fund	☐ For ☐ Withhold
Invesco Gold & Precious Metals Fund	☐ For ☐ Withhold
Invesco Government Money Market Fund	☐ For ☐ Withhold
Invesco Greater China Fund	☐ For ☐ Withhold
Invesco Growth Allocation Fund	☐ For ☐ Withhold
Invesco Growth and Income Fund	☐ For ☐ Withhold
Invesco High Yield Fund	☐ For ☐ Withhold
Invesco High Yield Municipal Fund	☐ For ☐ Withhold
Invesco Income Allocation Fund	☐ For ☐ Withhold
Invesco Intermediate Term Municipal Income Fund	☐ For ☐ Withhold
Invesco International Allocation Fund	☐ For ☐ Withhold
1.08 Election of Trustee Prema Mathai-Davis	Fund Specific Vote
Invesco Global Real Estate Income Fund	☐ For ☐ Withhold
Invesco Global Responsibility Equity Fund	☐ For ☐ Withhold
Invesco Global Small & Mid Cap Growth Fund	☐ For ☐ Withhold
Invesco Global Targeted Returns Fund	☐ For ☐ Withhold
Invesco Gold & Precious Metals Fund	☐ For ☐ Withhold
Invesco Government Money Market Fund	☐ For ☐ Withhold
Invesco Greater China Fund	☐ For ☐ Withhold
Invesco Growth Allocation Fund	☐ For ☐ Withhold
Invesco Growth and Income Fund	☐ For ☐ Withhold
Invesco High Yield Fund	☐ For ☐ Withhold
Invesco High Yield Municipal Fund	☐ For ☐ Withhold
Invesco Income Allocation Fund	☐ For ☐ Withhold
Invesco Intermediate Term Municipal Income Fund	☐ For ☐ Withhold
Invesco International Allocation Fund	☐ For ☐ Withhold
1.09 Election of Trustee Teresa M. Ressel	Fund Specific Vote
Invesco Global Real Estate Income Fund	☐ For ☐ Withhold
Invesco Global Responsibility Equity Fund	☐ For ☐ Withhold
Invesco Global Small & Mid Cap Growth Fund	☐ For ☐ Withhold
Invesco Global Targeted Returns Fund	☐ For ☐ Withhold
Invesco Gold & Precious Metals Fund	☐ For ☐ Withhold

Invesco Government Money Market Fund	☐ For ☐ Withhold
Invesco Greater China Fund	☐ For ☐ Withhold
Invesco Growth Allocation Fund	☐ For ☐ Withhold
Invesco Growth and Income Fund	☐ For ☐ Withhold
Invesco High Yield Fund	☐ For ☐ Withhold
Invesco High Yield Municipal Fund	☐ For ☐ Withhold
Invesco Income Allocation Fund	☐ For ☐ Withhold
Invesco Intermediate Term Municipal Income Fund	☐ For ☐ Withhold
Invesco International Allocation Fund	☐ For ☐ Withhold
1.10 Election of Trustee Larry Soll	Fund Specific Vote
Invesco Global Real Estate Income Fund	☐ For ☐ Withhold
Invesco Global Responsibility Equity Fund	☐ For ☐ Withhold
Invesco Global Small & Mid Cap Growth Fund	☐ For ☐ Withhold
Invesco Global Targeted Returns Fund	☐ For ☐ Withhold
Invesco Gold & Precious Metals Fund	☐ For ☐ Withhold
Invesco Government Money Market Fund	☐ For ☐ Withhold
Invesco Greater China Fund	☐ For ☐ Withhold
Invesco Growth Allocation Fund	☐ For ☐ Withhold
Invesco Growth and Income Fund	☐ For ☐ Withhold
Invesco High Yield Fund	☐ For ☐ Withhold
Invesco High Yield Municipal Fund	☐ For ☐ Withhold
Invesco Income Allocation Fund	☐ For ☐ Withhold
Invesco Intermediate Term Municipal Income Fund	☐ For ☐ Withhold
Invesco International Allocation Fund	☐ For ☐ Withhold
1.11 Election of Trustee Ann Barnett Stern	Fund Specific Vote
Invesco Global Real Estate Income Fund	☐ For ☐ Withhold
Invesco Global Responsibility Equity Fund	☐ For ☐ Withhold
Invesco Global Small & Mid Cap Growth Fund	☐ For ☐ Withhold
Invesco Global Targeted Returns Fund	☐ For ☐ Withhold
Invesco Gold & Precious Metals Fund	☐ For ☐ Withhold
Invesco Government Money Market Fund	☐ For ☐ Withhold
Invesco Greater China Fund	☐ For ☐ Withhold
Invesco Growth Allocation Fund	☐ For ☐ Withhold
Invesco Growth and Income Fund	☐ For ☐ Withhold
Invesco High Yield Fund	☐ For ☐ Withhold

Invesco High Yield Municipal Fund	☐ For ☐ Withhold
Invesco Income Allocation Fund	☐ For ☐ Withhold
Invesco Intermediate Term Municipal Income Fund	☐ For ☐ Withhold
Invesco International Allocation Fund	☐ For ☐ Withhold
1.12 Election of Trustee Raymond Stickel, Jr.	Fund Specific Vote
Invesco Global Real Estate Income Fund	☐ For ☐ Withhold
Invesco Global Responsibility Equity Fund	☐ For ☐ Withhold
Invesco Global Small & Mid Cap Growth Fund	☐ For ☐ Withhold
Invesco Global Targeted Returns Fund	☐ For ☐ Withhold
Invesco Gold & Precious Metals Fund	☐ For ☐ Withhold
Invesco Government Money Market Fund	☐ For ☐ Withhold
Invesco Greater China Fund	☐ For ☐ Withhold
Invesco Growth Allocation Fund	☐ For ☐ Withhold
Invesco Growth and Income Fund	☐ For ☐ Withhold
Invesco High Yield Fund	☐ For ☐ Withhold
Invesco High Yield Municipal Fund	☐ For ☐ Withhold
Invesco Income Allocation Fund	☐ For ☐ Withhold
Invesco Intermediate Term Municipal Income Fund	☐ For ☐ Withhold
Invesco International Allocation Fund	☐ For ☐ Withhold
1.13 Election of Trustee Philip A. Taylor	Fund Specific Vote
Invesco Global Real Estate Income Fund	☐ For ☐ Withhold
Invesco Global Responsibility Equity Fund	☐ For ☐ Withhold
Invesco Global Small & Mid Cap Growth Fund	☐ For ☐ Withhold
Invesco Global Targeted Returns Fund	☐ For ☐ Withhold
Invesco Gold & Precious Metals Fund	☐ For ☐ Withhold
Invesco Government Money Market Fund	☐ For ☐ Withhold
Invesco Greater China Fund	☐ For ☐ Withhold
Invesco Growth Allocation Fund	☐ For ☐ Withhold
Invesco Growth and Income Fund	☐ For ☐ Withhold
Invesco High Yield Fund	☐ For ☐ Withhold
Invesco High Yield Municipal Fund	☐ For ☐ Withhold
Invesco Income Allocation Fund	☐ For ☐ Withhold
Invesco Intermediate Term Municipal Income Fund	☐ For ☐ Withhold
Invesco International Allocation Fund	☐ For ☐ Withhold
1.14 Election of Trustee Robert C. Troccoli	Fund Specific Vote

Invesco Global Real Estate Income Fund	☐ For ☐ Withhold
Invesco Global Responsibility Equity Fund	☐ For ☐ Withhold
Invesco Global Small & Mid Cap Growth Fund	☐ For ☐ Withhold
Invesco Global Targeted Returns Fund	☐ For ☐ Withhold
Invesco Gold & Precious Metals Fund	☐ For ☐ Withhold
Invesco Government Money Market Fund	☐ For ☐ Withhold
Invesco Greater China Fund	☐ For ☐ Withhold
Invesco Growth Allocation Fund	☐ For ☐ Withhold
Invesco Growth and Income Fund	☐ For ☐ Withhold
Invesco High Yield Fund	☐ For ☐ Withhold
Invesco High Yield Municipal Fund	☐ For ☐ Withhold
Invesco Income Allocation Fund	☐ For ☐ Withhold
Invesco Intermediate Term Municipal Income Fund	☐ For ☐ Withhold
Invesco International Allocation Fund	☐ For ☐ Withhold
1.15 Election of Trustee Christopher L. Wilson	Fund Specific Vote
Invesco Global Real Estate Income Fund	☐ For ☐ Withhold
Invesco Global Responsibility Equity Fund	☐ For ☐ Withhold
Invesco Global Small & Mid Cap Growth Fund	☐ For ☐ Withhold
Invesco Global Targeted Returns Fund	☐ For ☐ Withhold
Invesco Gold & Precious Metals Fund	☐ For ☐ Withhold
Invesco Government Money Market Fund	☐ For ☐ Withhold
Invesco Greater China Fund	☐ For ☐ Withhold
Invesco Growth Allocation Fund	☐ For ☐ Withhold
Invesco Growth and Income Fund	☐ For ☐ Withhold
Invesco High Yield Fund	☐ For ☐ Withhold
Invesco High Yield Municipal Fund	☐ For ☐ Withhold
Invesco Income Allocation Fund	☐ For ☐ Withhold
Invesco Intermediate Term Municipal Income Fund	☐ For ☐ Withhold
Invesco International Allocation Fund	☐ For ☐ Withhold

2 To approve an amendment to each Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

Fund Specific Vote
Invesco Global Real Estate Income Fund	☐ For ☐ Against ☐ Abstain
Invesco Global Responsibility Equity Fund	☐ For ☐ Against ☐ Abstain

Invesco Global Small & Mid Cap Growth Fund	☐ For ☐ Against ☐ Abstain
Invesco Global Targeted Returns Fund	☐ For ☐ Against ☐ Abstain
Invesco Gold & Precious Metals Fund	☐ For ☐ Against ☐Abstain
Invesco Government Money Market Fund	☐ For ☐ Against ☐ Abstain
Invesco Greater China Fund	☐ For ☐ Against ☐ Abstain
Invesco Growth Allocation Fund	☐ For ☐ Against ☐ Abstain
Invesco Growth and Income Fund	☐ For ☐ Against ☐ Abstain
Invesco High Yield Fund	☐ For ☐ Against ☐ Abstain
Invesco High Yield Municipal Fund	☐ For ☐ Against ☐ Abstain
Invesco Income Allocation Fund	☐ For ☐ Against ☐ Abstain
Invesco Intermediate Term Municipal Income Fund	☐ For ☐ Against ☐ Abstain
Invesco International Allocation Fund	☐ For ☐ Against ☐ Abstain
3 To approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.	Fund Specific Vote
Invesco Global Real Estate Income Fund	☐ For ☐ Against ☐ Abstain
Invesco Global Responsibility Equity Fund	☐ For ☐ Against ☐ Abstain
Invesco Global Small & Mid Cap Growth Fund	☐ For ☐ Against ☐ Abstain
Invesco Global Targeted Returns Fund	☐ For ☐ Against ☐ Abstain
Invesco Gold & Precious Metals Fund	☐ For ☐ Against ☐ Abstain

Invesco Government Money Market Fund	☐ For ☐ Against ☐ Abstain
Invesco Greater China Fund	☐ For ☐ Against ☐ Abstain
Invesco Growth Allocation Fund	☐ For ☐ Against ☐ Abstain
Invesco Growth and Income Fund	☐ For ☐ Against ☐ Abstain
Invesco High Yield Fund	☐ For ☐ Against ☐ Abstain
Invesco High Yield Municipal Fund	☐ For ☐ Against ☐ Abstain
Invesco Income Allocation Fund	☐ For ☐ Against ☐ Abstain
Invesco Intermediate Term Municipal Income Fund	☐ For ☐ Against ☐ Abstain
Invesco International Allocation Fund	☐ For ☐ Against ☐ Abstain
4a To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.	Fund Specific Vote
Invesco Global Real Estate Income Fund	☐ For ☐ Against ☐ Abstain
Invesco Global Small & Mid Cap Growth Fund	☐ For ☐ Against ☐ Abstain
Invesco Gold & Precious Metals Fund	☐ For ☐ Against ☐ Abstain
Invesco Government Money Market Fund	☐ For ☐ Against ☐ Abstain
Invesco Greater China Fund	☐ For ☐ Against ☐ Abstain
Invesco Growth Allocation Fund	☐ For ☐ Against ☐ Abstain
Invesco Growth and Income Fund	☐ For ☐ Against ☐ Abstain
Invesco High Yield Fund	☐ For ☐ Against ☐ Abstain

Invesco High Yield Municipal Fund	☐ For ☐ Against ☐ Abstain
Invesco Income Allocation Fund	☐ For ☐ Against ☐ Abstain
Invesco Intermediate Term Municipal Income Fund	☐ For ☐ Against ☐ Abstain
Invesco International Allocation Fund	☐ For ☐ Against ☐ Abstain
4b To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.	Fund Specific Vote
Invesco Global Real Estate Income Fund	☐ For ☐ Against ☐ Abstain
Invesco Global Responsibility Equity Fund	☐ For ☐ Against ☐ Abstain
Invesco Global Small & Mid Cap Growth Fund	☐ For ☐ Against ☐ Abstain
Invesco Global Targeted Returns Fund	☐ For ☐ Against ☐ Abstain
Invesco Gold & Precious Metals Fund	☐ For ☐ Against ☐ Abstain
Invesco Government Money Market Fund	☐ For ☐ Against ☐ Abstain
Invesco Greater China Fund	☐ For ☐ Against ☐ Abstain
Invesco Growth Allocation Fund	☐ For ☐ Against ☐ Abstain
Invesco Growth and Income Fund	☐ For ☐ Against ☐ Abstain
Invesco High Yield Fund	☐ For ☐ Against ☐ Abstain
Invesco High Yield Municipal Fund	☐ For ☐ Against ☐ Abstain
Invesco Income Allocation Fund	☐ For ☐ Against ☐ Abstain

Invesco Intermediate Term Municipal Income Fund	☐ For ☐ Against ☐ Abstain
Invesco International Allocation Fund	☐ For ☐ Against ☐ Abstain

If you have questions regarding the voting process, please call 866-209-2450	Cancel Vote & Exit	Submit Vote

Proposals	Mark All >	For Against Abstain
1.01 Election of Trustee David C. Arch		Fund Specific Vote
Invesco International Companies Fund		☐ For ☐ Withhold
Invesco International Core Equity Fund		☐ For ☐ Withhold
Invesco International Growth Fund		☐ For ☐ Withhold
Invesco International Small Company Fund		☐ For ☐ Withhold
Invesco Limited Term Municipal Income Fund		☐ For ☐ Withhold
Invesco Long/Short Equity Fund		☐ For ☐ Withhold
Invesco Low Volatility Emerging Markets Fund		☐ For ☐ Withhold
Invesco Low Volatility Equity Yield Fund		☐ For ☐ Withhold
Invesco Macro Allocation Strategy Fund		☐ For ☐ Withhold
Invesco Macro International Equity Fund		☐ For ☐ Withhold
Invesco Macro Long/Short Fund		☐ For ☐ Withhold
Invesco Mid Cap Core Equity Fund		☐ For ☐ Withhold
Invesco Mid Cap Growth Fund		☐ For ☐ Withhold
Invesco MLP Fund		☐ For ☐ Withhold
1.02 Election of Trustee James T. Bunch		Fund Specific Vote
Invesco International Companies Fund		☐ For ☐ Withhold
Invesco International Core Equity Fund		☐ For ☐ Withhold
Invesco International Growth Fund		☐ For ☐ Withhold
Invesco International Small Company Fund		☐ For ☐ Withhold
Invesco Limited Term Municipal Income Fund		☐ For ☐ Withhold
Invesco Long/Short Equity Fund		☐ For ☐ Withhold

Invesco Low Volatility Emerging Markets Fund	☐ For ☐ Withhold
Invesco Low Volatility Equity Yield Fund	☐ For ☐ Withhold
Invesco Macro Allocation Strategy Fund	☐ For ☐ Withhold
Invesco Macro International Equity Fund	☐ For ☐ Withhold
Invesco Macro Long/Short Fund	☐ For ☐ Withhold
Invesco Mid Cap Core Equity Fund	☐ For ☐ Withhold
Invesco Mid Cap Growth Fund	☐ For ☐ Withhold
Invesco MLP Fund	☐ For ☐ Withhold
1.03 Election of Trustee Bruce L. Crockett	Fund Specific Vote
Invesco International Companies Fund	☐ For ☐ Withhold
Invesco International Core Equity Fund	☐ For ☐ Withhold
Invesco International Growth Fund	☐ For ☐ Withhold
Invesco International Small Company Fund	☐ For ☐ Withhold
Invesco Limited Term Municipal Income Fund	☐ For ☐ Withhold
Invesco Long/Short Equity Fund	☐ For ☐ Withhold
Invesco Low Volatility Emerging Markets Fund	☐ For ☐ Withhold
Invesco Low Volatility Equity Yield Fund	☐ For ☐ Withhold
Invesco Macro Allocation Strategy Fund	☐ For ☐ Withhold
Invesco Macro International Equity Fund	☐ For ☐ Withhold
Invesco Macro Long/Short Fund	☐ For ☐ Withhold
Invesco Mid Cap Core Equity Fund	☐ For ☐ Withhold
Invesco Mid Cap Growth Fund	☐ For ☐ Withhold
Invesco MLP Fund	☐ For ☐ Withhold
1.04 Election of Trustee Jack M. Fields	Fund Specific Vote
Invesco International Companies Fund	☐ For ☐ Withhold
Invesco International Core Equity Fund	☐ For ☐ Withhold
Invesco International Growth Fund	☐ For ☐ Withhold
Invesco International Small Company Fund	☐ For ☐ Withhold
Invesco Limited Term Municipal Income Fund	☐ For ☐ Withhold
Invesco Long/Short Equity Fund	☐ For ☐ Withhold
Invesco Low Volatility Emerging Markets Fund	☐ For ☐ Withhold
Invesco Low Volatility Equity Yield Fund	☐ For ☐ Withhold
Invesco Macro Allocation Strategy Fund	☐ For ☐ Withhold
Invesco Macro International Equity Fund	☐ For ☐ Withhold
Invesco Macro Long/Short Fund	☐ For ☐ Withhold

Invesco Mid Cap Core Equity Fund	☐ For ☐ Withhold
Invesco Mid Cap Growth Fund	☐ For ☐ Withhold
Invesco MLP Fund	☐ For ☐ Withhold
1.05 Election of Trustee Martin L. Flanagan	Fund Specific Vote
Invesco International Companies Fund	☐ For ☐ Withhold
Invesco International Core Equity Fund	☐ For ☐ Withhold
Invesco International Growth Fund	☐ For ☐ Withhold
Invesco International Small Company Fund	☐ For ☐ Withhold
Invesco Limited Term Municipal Income Fund	☐ For ☐ Withhold
Invesco Long/Short Equity Fund	☐ For ☐ Withhold
Invesco Low Volatility Emerging Markets Fund	☐ For ☐ Withhold
Invesco Low Volatility Equity Yield Fund	☐ For ☐ Withhold
Invesco Macro Allocation Strategy Fund	☐ For ☐ Withhold
Invesco Macro International Equity Fund	☐ For ☐ Withhold
Invesco Macro Long/Short Fund	☐ For ☐ Withhold
Invesco Mid Cap Core Equity Fund	☐ For ☐ Withhold
Invesco Mid Cap Growth Fund	☐ For ☐ Withhold
Invesco MLP Fund	☐ For ☐ Withhold
1.06 Election of Trustee Cynthia Hostetler	Fund Specific Vote
Invesco International Companies Fund	☐ For ☐ Withhold
Invesco International Core Equity Fund	☐ For ☐ Withhold
Invesco International Growth Fund	☐ For ☐ Withhold
Invesco International Small Company Fund	☐ For ☐ Withhold
Invesco Limited Term Municipal Income Fund	☐ For ☐ Withhold
Invesco Long/Short Equity Fund	☐ For ☐ Withhold
Invesco Low Volatility Emerging Markets Fund	☐ For ☐ Withhold
Invesco Low Volatility Equity Yield Fund	☐ For ☐ Withhold
Invesco Macro Allocation Strategy Fund	☐ For ☐ Withhold
Invesco Macro International Equity Fund	☐ For ☐ Withhold
Invesco Macro Long/Short Fund	☐ For ☐ Withhold
Invesco Mid Cap Core Equity Fund	☐ For ☐ Withhold
Invesco Mid Cap Growth Fund	☐ For ☐ Withhold
Invesco MLP Fund	☐ For ☐ Withhold
1.07 Election of Trustee Eli Jones	Fund Specific Vote

Invesco International Companies Fund	☐ For ☐ Withhold
Invesco International Core Equity Fund	☐ For ☐ Withhold
Invesco International Growth Fund	☐ For ☐ Withhold
Invesco International Small Company Fund	☐ For ☐ Withhold
Invesco Limited Term Municipal Income Fund	☐ For ☐ Withhold
Invesco Long/Short Equity Fund	☐ For ☐ Withhold
Invesco Low Volatility Emerging Markets Fund	☐ For ☐ Withhold
Invesco Low Volatility Equity Yield Fund	☐ For ☐ Withhold
Invesco Macro Allocation Strategy Fund	☐ For ☐ Withhold
Invesco Macro International Equity Fund	☐ For ☐ Withhold
Invesco Macro Long/Short Fund	☐ For ☐ Withhold
Invesco Mid Cap Core Equity Fund	☐ For ☐ Withhold
Invesco Mid Cap Growth Fund	☐ For ☐ Withhold
Invesco MLP Fund	☐ For ☐ Withhold
1.08 Election of Trustee Prema Mathai-Davis	Fund Specific Vote
Invesco International Companies Fund	☐ For ☐ Withhold
Invesco International Core Equity Fund	☐ For ☐ Withhold
Invesco International Growth Fund	☐ For ☐ Withhold
Invesco International Small Company Fund	☐ For ☐ Withhold
Invesco Limited Term Municipal Income Fund	☐ For ☐ Withhold
Invesco Long/Short Equity Fund	☐ For ☐ Withhold
Invesco Low Volatility Emerging Markets Fund	☐ For ☐ Withhold
Invesco Low Volatility Equity Yield Fund	☐ For ☐ Withhold
Invesco Macro Allocation Strategy Fund	☐ For ☐ Withhold
Invesco Macro International Equity Fund	☐ For ☐ Withhold
Invesco Macro Long/Short Fund	☐ For ☐ Withhold
Invesco Mid Cap Core Equity Fund	☐ For ☐ Withhold
Invesco Mid Cap Growth Fund	☐ For ☐ Withhold
Invesco MLP Fund	☐ For ☐ Withhold
1.09 Election of Trustee Teresa M. Ressel	Fund Specific Vote
Invesco International Companies Fund	☐ For ☐ Withhold
Invesco International Core Equity Fund	☐ For ☐ Withhold
Invesco International Growth Fund	☐ For ☐ Withhold
Invesco International Small Company Fund	☐ For ☐ Withhold
Invesco Limited Term Municipal Income Fund	☐ For ☐ Withhold

Invesco Long/Short Equity Fund	☐ For ☐ Withhold
Invesco Low Volatility Emerging Markets Fund	☐ For ☐ Withhold
Invesco Low Volatility Equity Yield Fund	☐ For ☐ Withhold
Invesco Macro Allocation Strategy Fund	☐ For ☐ Withhold
Invesco Macro International Equity Fund	☐ For ☐ Withhold
Invesco Macro Long/Short Fund	☐ For ☐ Withhold
Invesco Mid Cap Core Equity Fund	☐ For ☐ Withhold
Invesco Mid Cap Growth Fund	☐ For ☐ Withhold
Invesco MLP Fund	☐ For ☐ Withhold
1.10 Election of Trustee Larry Soll	Fund Specific Vote
Invesco International Companies Fund	☐ For ☐ Withhold
Invesco International Core Equity Fund	☐ For ☐ Withhold
Invesco International Growth Fund	☐ For ☐ Withhold
Invesco International Small Company Fund	☐ For ☐ Withhold
Invesco Limited Term Municipal Income Fund	☐ For ☐ Withhold
Invesco Long/Short Equity Fund	☐ For ☐ Withhold
Invesco Low Volatility Emerging Markets Fund	☐ For ☐ Withhold
Invesco Low Volatility Equity Yield Fund	☐ For ☐ Withhold
Invesco Macro Allocation Strategy Fund	☐ For ☐ Withhold
Invesco Macro International Equity Fund	☐ For ☐ Withhold
Invesco Macro Long/Short Fund	☐ For ☐ Withhold
Invesco Mid Cap Core Equity Fund	☐ For ☐ Withhold
Invesco Mid Cap Growth Fund	☐ For ☐ Withhold
Invesco MLP Fund	☐ For ☐ Withhold
1.11 Election of Trustee Ann Barnett Stern	Fund Specific Vote
Invesco International Companies Fund	☐ For ☐ Withhold
Invesco International Core Equity Fund	☐ For ☐ Withhold
Invesco International Growth Fund	☐ For ☐ Withhold
Invesco International Small Company Fund	☐ For ☐ Withhold
Invesco Limited Term Municipal Income Fund	☐ For ☐ Withhold
Invesco Long/Short Equity Fund	☐ For ☐ Withhold
Invesco Low Volatility Emerging Markets Fund	☐ For ☐ Withhold
Invesco Low Volatility Equity Yield Fund	☐ For ☐ Withhold
Invesco Macro Allocation Strategy Fund	☐ For ☐ Withhold
Invesco Macro International Equity Fund	☐ For ☐ Withhold

Invesco Macro Long/Short Fund	☐ For ☐ Withhold
Invesco Mid Cap Core Equity Fund	☐ For ☐ Withhold
Invesco Mid Cap Growth Fund	☐ For ☐ Withhold
Invesco MLP Fund	☐ For ☐ Withhold
1.12 Election of Trustee Raymond Stickel, Jr.	Fund Specific Vote
Invesco International Companies Fund	☐ For ☐ Withhold
Invesco International Core Equity Fund	☐ For ☐ Withhold
Invesco International Growth Fund	☐ For ☐ Withhold
Invesco International Small Company Fund	☐ For ☐ Withhold
Invesco Limited Term Municipal Income Fund	☐ For ☐ Withhold
Invesco Long/Short Equity Fund	☐ For ☐ Withhold
Invesco Low Volatility Emerging Markets Fund	☐ For ☐ Withhold
Invesco Low Volatility Equity Yield Fund	☐ For ☐ Withhold
Invesco Macro Allocation Strategy Fund	☐ For ☐ Withhold
Invesco Macro International Equity Fund	☐ For ☐ Withhold
Invesco Macro Long/Short Fund	☐ For ☐ Withhold
Invesco Mid Cap Core Equity Fund	☐ For ☐ Withhold
Invesco Mid Cap Growth Fund	☐ For ☐ Withhold
Invesco MLP Fund	☐ For ☐ Withhold
1.13 Election of Trustee Philip A. Taylor	Fund Specific Vote
Invesco International Companies Fund	☐ For ☐ Withhold
Invesco International Core Equity Fund	☐ For ☐ Withhold
Invesco International Growth Fund	☐ For ☐ Withhold
Invesco International Small Company Fund	☐ For ☐ Withhold
Invesco Limited Term Municipal Income Fund	☐ For ☐ Withhold
Invesco Long/Short Equity Fund	☐ For ☐ Withhold
Invesco Low Volatility Emerging Markets Fund	☐ For ☐ Withhold
Invesco Low Volatility Equity Yield Fund	☐ For ☐ Withhold
Invesco Macro Allocation Strategy Fund	☐ For ☐ Withhold
Invesco Macro International Equity Fund	☐ For ☐ Withhold
Invesco Macro Long/Short Fund	☐ For ☐ Withhold
Invesco Mid Cap Core Equity Fund	☐ For ☐ Withhold
Invesco Mid Cap Growth Fund	☐ For ☐ Withhold
Invesco MLP Fund	☐ For ☐ Withhold
1.14 Election of Trustee Robert C. Troccoli

Fund Specific Vote
Invesco International Companies Fund	☐ For ☐ Withhold
Invesco International Core Equity Fund	☐ For ☐ Withhold
Invesco International Growth Fund	☐ For ☐ Withhold
Invesco International Small Company Fund	☐ For ☐ Withhold
Invesco Limited Term Municipal Income Fund	☐ For ☐ Withhold
Invesco Long/Short Equity Fund	☐ For ☐ Withhold
Invesco Low Volatility Emerging Markets Fund	☐ For ☐ Withhold
Invesco Low Volatility Equity Yield Fund	☐ For ☐ Withhold
Invesco Macro Allocation Strategy Fund	☐ For ☐ Withhold
Invesco Macro International Equity Fund	☐ For ☐ Withhold
Invesco Macro Long/Short Fund	☐ For ☐ Withhold
Invesco Mid Cap Core Equity Fund	☐ For ☐ Withhold
Invesco Mid Cap Growth Fund	☐ For ☐ Withhold
Invesco MLP Fund	☐ For ☐ Withhold
1.15 Election of Trustee Christopher L. Wilson	Fund Specific Vote
Invesco International Companies Fund	☐ For ☐ Withhold
Invesco International Core Equity Fund	☐ For ☐ Withhold
Invesco International Growth Fund	☐ For ☐ Withhold
Invesco International Small Company Fund	☐ For ☐ Withhold
Invesco Limited Term Municipal Income Fund	☐ For ☐ Withhold
Invesco Long/Short Equity Fund	☐ For ☐ Withhold
Invesco Low Volatility Emerging Markets Fund	☐ For ☐ Withhold
Invesco Low Volatility Equity Yield Fund	☐ For ☐ Withhold
Invesco Macro Allocation Strategy Fund	☐ For ☐ Withhold
Invesco Macro International Equity Fund	☐ For ☐ Withhold
Invesco Macro Long/Short Fund	☐ For ☐ Withhold
Invesco Mid Cap Core Equity Fund	☐ For ☐ Withhold
Invesco Mid Cap Growth Fund	☐ For ☐ Withhold
Invesco MLP Fund	☐ For ☐ Withhold

2 To approve an amendment to each Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

Fund Specific Vote
Invesco International Companies Fund	☐ For ☐ Against ☐ Abstain
Invesco International Core Equity Fund

☐ For ☐ Against ☐ Abstain
Invesco International Growth Fund	☐ For ☐ Against ☐ Abstain
Invesco International Small Company Fund	☐ For ☐ Against ☐ Abstain
Invesco Limited Term Municipal Income Fund	☐ For ☐ Against ☐ Abstain
Invesco Long/Short Equity Fund	☐ For ☐ Against ☐ Abstain
Invesco Low Volatility Emerging Markets Fund	☐ For ☐ Against ☐ Abstain
Invesco Low Volatility Equity Yield Fund	☐ For ☐ Against ☐ Abstain
Invesco Macro Allocation Strategy Fund	☐ For ☐ Against ☐ Abstain
Invesco Macro International Equity Fund	☐ For ☐ Against ☐ Abstain
Invesco Macro Long/Short Fund	☐ For ☐ Against ☐ Abstain
Invesco Mid Cap Core Equity Fund	☐ For ☐ Against ☐ Abstain
Invesco Mid Cap Growth Fund	☐ For ☐ Against ☐ Abstain
Invesco MLP Fund	☐ For ☐ Against ☐ Abstain
3 To approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.	Fund Specific Vote
Invesco International Companies Fund	☐ For ☐ Against ☐ Abstain
Invesco International Core Equity Fund	☐ For ☐ Against ☐ Abstain
Invesco International Growth Fund	☐ For ☐ Against ☐ Abstain
Invesco International Small Company Fund	☐ For ☐ Against ☐ Abstain
Invesco Limited Term Municipal Income Fund

☐ For ☐ Against ☐ Abstain
Invesco Long/Short Equity Fund	☐ For ☐ Against ☐ Abstain
Invesco Low Volatility Emerging Markets Fund	☐ For ☐ Against ☐ Abstain
Invesco Low Volatility Equity Yield Fund	☐ For ☐ Against ☐ Abstain
Invesco Macro Allocation Strategy Fund	☐ For ☐ Against ☐ Abstain
Invesco Macro International Equity Fund	☐ For ☐ Against ☐ Abstain
Invesco Macro Long/Short Fund	☐ For ☐ Against ☐ Abstain
Invesco Mid Cap Core Equity Fund	☐ For ☐ Against ☐ Abstain
Invesco Mid Cap Growth Fund	☐ For ☐ Against ☐ Abstain
Invesco MLP Fund	☐ For ☐ Against ☐ Abstain
4a To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.	Fund Specific Vote
Invesco International Core Equity Fund	☐ For ☐ Against ☐ Abstain
Invesco International Growth Fund	☐ For ☐ Against ☐ Abstain
Invesco International Small Company Fund	☐ For ☐ Against ☐ Abstain
Invesco Limited Term Municipal Income Fund	☐ For ☐ Against ☐ Abstain
Invesco Low Volatility Equity Yield Fund	☐ For ☐ Against ☐ Abstain
Invesco Mid Cap Core Equity Fund	☐ For ☐ Against ☐ Abstain
Invesco Mid Cap Growth Fund	☐ For ☐ Against ☐ Abstain

4b To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.	Fund Specific Vote
Invesco International Companies Fund	☐ For ☐ Against ☐ Abstain
Invesco International Core Equity Fund	☐ For ☐ Against ☐ Abstain
Invesco International Growth Fund	☐ For ☐ Against ☐ Abstain
Invesco International Small Company Fund	☐ For ☐ Against ☐ Abstain
Invesco Limited Term Municipal Income Fund	☐ For ☐ Against ☐ Abstain
Invesco Long/Short Equity Fund	☐ For ☐ Against ☐ Abstain
Invesco Low Volatility Emerging Markets Fund	☐ For ☐ Against ☐ Abstain
Invesco Low Volatility Equity Yield Fund	☐ For ☐ Against ☐ Abstain
Invesco Macro Allocation Strategy Fund	☐ For ☐ Against ☐ Abstain
Invesco Macro International Equity Fund	☐ For ☐ Against ☐ Abstain
Invesco Macro Long/Short Fund	☐ For ☐ Against ☐ Abstain
Invesco Mid Cap Core Equity Fund	☐ For ☐ Against ☐ Abstain
Invesco Mid Cap Growth Fund	☐ For ☐ Against ☐ Abstain
Invesco MLP Fund	☐ For ☐ Against ☐ Abstain
5a To approve changing the Fund’s sub-classification from “diversified” to “non-diversified” and approve the elimination of a related fundamental investment restriction.	Fund Specific Vote
Invesco Macro Allocation Strategy Fund	☐ For ☐ Against ☐ Abstain

If you have questions regarding the voting process, please call 866-209-2450	Cancel Vote & Exit	Submit Vote

Proposals	Mark All >	For Against Abstain
1.01 Election of Trustee David C. Arch		Fund Specific Vote
Invesco Moderate Allocation Fund		☐ For ☐ Withhold
Invesco Multi-Asset Income Fund		☐ For ☐ Withhold
Invesco Multi-Asset Inflation Fund		☐ For ☐ Withhold
Invesco Municipal Income Fund		☐ For ☐ Withhold
Invesco New York Tax Free Income Fund		☐ For ☐ Withhold
Invesco Pacific Growth Fund		☐ For ☐ Withhold
Invesco Pennsylvania Tax Free Income Fund		☐ For ☐ Withhold
Invesco Quality Income Fund		☐ For ☐ Withhold
Invesco Real Estate Fund		☐ For ☐ Withhold
Invesco S&P 500 Index Fund		☐ For ☐ Withhold
Invesco Select Companies Fund		☐ For ☐ Withhold
Invesco Select Opportunities Fund		☐ For ☐ Withhold
Invesco Short Duration High Yield Municipal Fund		☐ For ☐ Withhold
Invesco Short Duration Inflation Protected Fund		☐ For ☐ Withhold
1.02 Election of Trustee James T. Bunch		Fund Specific Vote
Invesco Moderate Allocation Fund		☐ For ☐ Withhold
Invesco Multi-Asset Income Fund		☐ For ☐ Withhold
Invesco Multi-Asset Inflation Fund		☐ For ☐ Withhold
Invesco Municipal Income Fund		☐ For ☐ Withhold
Invesco New York Tax Free Income Fund		☐ For ☐ Withhold
Invesco Pacific Growth Fund		☐ For ☐ Withhold

Invesco Pennsylvania Tax Free Income Fund	☐ For ☐ Withhold
Invesco Quality Income Fund	☐ For ☐ Withhold
Invesco Real Estate Fund	☐ For ☐ Withhold
Invesco S&P 500 Index Fund	☐ For ☐ Withhold
Invesco Select Companies Fund	☐ For ☐ Withhold
Invesco Select Opportunities Fund	☐ For ☐ Withhold
Invesco Short Duration High Yield Municipal Fund	☐ For ☐ Withhold
Invesco Short Duration Inflation Protected Fund	☐ For ☐ Withhold
1.03 Election of Trustee Bruce L. Crockett	Fund Specific Vote
Invesco Moderate Allocation Fund	☐ For ☐ Withhold
Invesco Multi-Asset Income Fund	☐ For ☐ Withhold
Invesco Multi-Asset Inflation Fund	☐ For ☐ Withhold
Invesco Municipal Income Fund	☐ For ☐ Withhold
Invesco New York Tax Free Income Fund	☐ For ☐ Withhold
Invesco Pacific Growth Fund	☐ For ☐ Withhold
Invesco Pennsylvania Tax Free Income Fund	☐ For ☐ Withhold
Invesco Quality Income Fund	☐ For ☐ Withhold
Invesco Real Estate Fund	☐ For ☐ Withhold
Invesco S&P 500 Index Fund	☐ For ☐ Withhold
Invesco Select Companies Fund	☐ For ☐ Withhold
Invesco Select Opportunities Fund	☐ For ☐ Withhold
Invesco Short Duration High Yield Municipal Fund	☐ For ☐ Withhold
Invesco Short Duration Inflation Protected Fund	☐ For ☐ Withhold
1.04 Election of Trustee Jack M. Fields	Fund Specific Vote
Invesco Moderate Allocation Fund	☐ For ☐ Withhold
Invesco Multi-Asset Income Fund	☐ For ☐ Withhold
Invesco Multi-Asset Inflation Fund	☐ For ☐ Withhold
Invesco Municipal Income Fund	☐ For ☐ Withhold
Invesco New York Tax Free Income Fund	☐ For ☐ Withhold
Invesco Pacific Growth Fund	☐ For ☐ Withhold
Invesco Pennsylvania Tax Free Income Fund	☐ For ☐ Withhold
Invesco Quality Income Fund	☐ For ☐ Withhold
Invesco Real Estate Fund	☐ For ☐ Withhold
Invesco S&P 500 Index Fund	☐ For ☐ Withhold
Invesco Select Companies Fund	☐ For ☐ Withhold

Invesco Select Opportunities Fund	☐ For ☐ Withhold
Invesco Short Duration High Yield Municipal Fund	☐ For ☐ Withhold
Invesco Short Duration Inflation Protected Fund	☐ For ☐ Withhold
1.05 Election of Trustee Martin L. Flanagan	Fund Specific Vote
Invesco Moderate Allocation Fund	☐ For ☐ Withhold
Invesco Multi-Asset Income Fund	☐ For ☐ Withhold
Invesco Multi-Asset Inflation Fund	☐ For ☐ Withhold
Invesco Municipal Income Fund	☐ For ☐ Withhold
Invesco New York Tax Free Income Fund	☐ For ☐ Withhold
Invesco Pacific Growth Fund	☐ For ☐ Withhold
Invesco Pennsylvania Tax Free Income Fund	☐ For ☐ Withhold
Invesco Quality Income Fund	☐ For ☐ Withhold
Invesco Real Estate Fund	☐ For ☐ Withhold
Invesco S&P 500 Index Fund	☐ For ☐ Withhold
Invesco Select Companies Fund	☐ For ☐ Withhold
Invesco Select Opportunities Fund	☐ For ☐ Withhold
Invesco Short Duration High Yield Municipal Fund	☐ For ☐ Withhold
Invesco Short Duration Inflation Protected Fund	☐ For ☐ Withhold
1.06 Election of Trustee Cynthia Hostetler	Fund Specific Vote
Invesco Moderate Allocation Fund	☐ For ☐ Withhold
Invesco Multi-Asset Income Fund	☐ For ☐ Withhold
Invesco Multi-Asset Inflation Fund	☐ For ☐ Withhold
Invesco Municipal Income Fund	☐ For ☐ Withhold
Invesco New York Tax Free Income Fund	☐ For ☐ Withhold
Invesco Pacific Growth Fund	☐ For ☐ Withhold
Invesco Pennsylvania Tax Free Income Fund	☐ For ☐ Withhold
Invesco Quality Income Fund	☐ For ☐ Withhold
Invesco Real Estate Fund	☐ For ☐ Withhold
Invesco S&P 500 Index Fund	☐ For ☐ Withhold
Invesco Select Companies Fund	☐ For ☐ Withhold
Invesco Select Opportunities Fund	☐ For ☐ Withhold
Invesco Short Duration High Yield Municipal Fund	☐ For ☐ Withhold
Invesco Short Duration Inflation Protected Fund	☐ For ☐ Withhold
1.07 Election of Trustee Eli Jones	Fund Specific Vote

Invesco Moderate Allocation Fund	☐ For ☐ Withhold
Invesco Multi-Asset Income Fund	☐ For ☐ Withhold
Invesco Multi-Asset Inflation Fund	☐ For ☐ Withhold
Invesco Municipal Income Fund	☐ For ☐ Withhold
Invesco New York Tax Free Income Fund	☐ For ☐ Withhold
Invesco Pacific Growth Fund	☐ For ☐ Withhold
Invesco Pennsylvania Tax Free Income Fund	☐ For ☐ Withhold
Invesco Quality Income Fund	☐ For ☐ Withhold
Invesco Real Estate Fund	☐ For ☐ Withhold
Invesco S&P 500 Index Fund	☐ For ☐ Withhold
Invesco Select Companies Fund	☐ For ☐ Withhold
Invesco Select Opportunities Fund	☐ For ☐ Withhold
Invesco Short Duration High Yield Municipal Fund	☐ For ☐ Withhold
Invesco Short Duration Inflation Protected Fund	☐ For ☐ Withhold
1.08 Election of Trustee Prema Mathai-Davis	Fund Specific Vote
Invesco Moderate Allocation Fund	☐ For ☐ Withhold
Invesco Multi-Asset Income Fund	☐ For ☐ Withhold
Invesco Multi-Asset Inflation Fund	☐ For ☐ Withhold
Invesco Municipal Income Fund	☐ For ☐ Withhold
Invesco New York Tax Free Income Fund	☐ For ☐ Withhold
Invesco Pacific Growth Fund	☐ For ☐ Withhold
Invesco Pennsylvania Tax Free Income Fund	☐ For ☐ Withhold
Invesco Quality Income Fund	☐ For ☐ Withhold
Invesco Real Estate Fund	☐ For ☐ Withhold
Invesco S&P 500 Index Fund	☐ For ☐ Withhold
Invesco Select Companies Fund	☐ For ☐ Withhold
Invesco Select Opportunities Fund	☐ For ☐ Withhold
Invesco Short Duration High Yield Municipal Fund	☐ For ☐ Withhold
Invesco Short Duration Inflation Protected Fund	☐ For ☐ Withhold
1.09 Election of Trustee Teresa M. Ressel	Fund Specific Vote
Invesco Moderate Allocation Fund	☐ For ☐ Withhold
Invesco Multi-Asset Income Fund	☐ For ☐ Withhold
Invesco Multi-Asset Inflation Fund	☐ For ☐ Withhold
Invesco Municipal Income Fund	☐ For ☐ Withhold
Invesco New York Tax Free Income Fund	☐ For ☐ Withhold

Invesco Pacific Growth Fund	☐ For ☐ Withhold
Invesco Pennsylvania Tax Free Income Fund	☐ For ☐ Withhold
Invesco Quality Income Fund	☐ For ☐ Withhold
Invesco Real Estate Fund	☐ For ☐ Withhold
Invesco S&P 500 Index Fund	☐ For ☐ Withhold
Invesco Select Companies Fund	☐ For ☐ Withhold
Invesco Select Opportunities Fund	☐ For ☐ Withhold
Invesco Short Duration High Yield Municipal Fund	☐ For ☐ Withhold
Invesco Short Duration Inflation Protected Fund	☐ For ☐ Withhold
1.10 Election of Trustee Larry Soll	Fund Specific Vote
Invesco Moderate Allocation Fund	☐ For ☐ Withhold
Invesco Multi-Asset Income Fund	☐ For ☐ Withhold
Invesco Multi-Asset Inflation Fund	☐ For ☐ Withhold
Invesco Municipal Income Fund	☐ For ☐ Withhold
Invesco New York Tax Free Income Fund	☐ For ☐ Withhold
Invesco Pacific Growth Fund	☐ For ☐ Withhold
Invesco Pennsylvania Tax Free Income Fund	☐ For ☐ Withhold
Invesco Quality Income Fund	☐ For ☐ Withhold
Invesco Real Estate Fund	☐ For ☐ Withhold
Invesco S&P 500 Index Fund	☐ For ☐ Withhold
Invesco Select Companies Fund	☐ For ☐ Withhold
Invesco Select Opportunities Fund	☐ For ☐ Withhold
Invesco Short Duration High Yield Municipal Fund	☐ For ☐ Withhold
Invesco Short Duration Inflation Protected Fund	☐ For ☐ Withhold
1.11 Election of Trustee Ann Barnett Stern	Fund Specific Vote
Invesco Moderate Allocation Fund	☐ For ☐ Withhold
Invesco Multi-Asset Income Fund	☐ For ☐ Withhold
Invesco Multi-Asset Inflation Fund	☐ For ☐ Withhold
Invesco Municipal Income Fund	☐ For ☐ Withhold
Invesco New York Tax Free Income Fund	☐ For ☐ Withhold
Invesco Pacific Growth Fund	☐ For ☐ Withhold
Invesco Pennsylvania Tax Free Income Fund	☐ For ☐ Withhold
Invesco Quality Income Fund	☐ For ☐ Withhold
Invesco Real Estate Fund	☐ For ☐ Withhold
Invesco S&P 500 Index Fund	☐ For ☐ Withhold

Invesco Select Companies Fund	☐ For ☐ Withhold
Invesco Select Opportunities Fund	☐ For ☐ Withhold
Invesco Short Duration High Yield Municipal Fund	☐ For ☐ Withhold
Invesco Short Duration Inflation Protected Fund	☐ For ☐ Withhold
1.12 Election of Trustee Raymond Stickel, Jr.	Fund Specific Vote
Invesco Moderate Allocation Fund	☐ For ☐ Withhold
Invesco Multi-Asset Income Fund	☐ For ☐ Withhold
Invesco Multi-Asset Inflation Fund	☐ For ☐ Withhold
Invesco Municipal Income Fund	☐ For ☐ Withhold
Invesco New York Tax Free Income Fund	☐ For ☐ Withhold
Invesco Pacific Growth Fund	☐ For ☐ Withhold
Invesco Pennsylvania Tax Free Income Fund	☐ For ☐ Withhold
Invesco Quality Income Fund	☐ For ☐ Withhold
Invesco Real Estate Fund	☐ For ☐ Withhold
Invesco S&P 500 Index Fund	☐ For ☐ Withhold
Invesco Select Companies Fund	☐ For ☐ Withhold
Invesco Select Opportunities Fund	☐ For ☐ Withhold
Invesco Short Duration High Yield Municipal Fund	☐ For ☐ Withhold
Invesco Short Duration Inflation Protected Fund	☐ For ☐ Withhold
1.13 Election of Trustee Philip A. Taylor	Fund Specific Vote
Invesco Moderate Allocation Fund	☐ For ☐ Withhold
Invesco Multi-Asset Income Fund	☐ For ☐ Withhold
Invesco Multi-Asset Inflation Fund	☐ For ☐ Withhold
Invesco Municipal Income Fund	☐ For ☐ Withhold
Invesco New York Tax Free Income Fund	☐ For ☐ Withhold
Invesco Pacific Growth Fund	☐ For ☐ Withhold
Invesco Pennsylvania Tax Free Income Fund	☐ For ☐ Withhold
Invesco Quality Income Fund	☐ For ☐ Withhold
Invesco Real Estate Fund	☐ For ☐ Withhold
Invesco S&P 500 Index Fund	☐ For ☐ Withhold
Invesco Select Companies Fund	☐ For ☐ Withhold
Invesco Select Opportunities Fund	☐ For ☐ Withhold
Invesco Short Duration High Yield Municipal Fund	☐ For ☐ Withhold
Invesco Short Duration Inflation Protected Fund	☐ For ☐ Withhold
1.14 Election of Trustee Robert C. Troccoli

Fund Specific Vote
Invesco Moderate Allocation Fund	☐ For ☐ Withhold
Invesco Multi-Asset Income Fund	☐ For ☐ Withhold
Invesco Multi-Asset Inflation Fund	☐ For ☐ Withhold
Invesco Municipal Income Fund	☐ For ☐ Withhold
Invesco New York Tax Free Income Fund	☐ For ☐ Withhold
Invesco Pacific Growth Fund	☐ For ☐ Withhold
Invesco Pennsylvania Tax Free Income Fund	☐ For ☐ Withhold
Invesco Quality Income Fund	☐ For ☐ Withhold
Invesco Real Estate Fund	☐ For ☐ Withhold
Invesco S&P 500 Index Fund	☐ For ☐ Withhold
Invesco Select Companies Fund	☐ For ☐ Withhold
Invesco Select Opportunities Fund	☐ For ☐ Withhold
Invesco Short Duration High Yield Municipal Fund	☐ For ☐ Withhold
Invesco Short Duration Inflation Protected Fund	☐ For ☐ Withhold
1.15 Election of Trustee Christopher L. Wilson	Fund Specific Vote
Invesco Moderate Allocation Fund	☐ For ☐ Withhold
Invesco Multi-Asset Income Fund	☐ For ☐ Withhold
Invesco Multi-Asset Inflation Fund	☐ For ☐ Withhold
Invesco Municipal Income Fund	☐ For ☐ Withhold
Invesco New York Tax Free Income Fund	☐ For ☐ Withhold
Invesco Pacific Growth Fund	☐ For ☐ Withhold
Invesco Pennsylvania Tax Free Income Fund	☐ For ☐ Withhold
Invesco Quality Income Fund	☐ For ☐ Withhold
Invesco Real Estate Fund	☐ For ☐ Withhold
Invesco S&P 500 Index Fund	☐ For ☐ Withhold
Invesco Select Companies Fund	☐ For ☐ Withhold
Invesco Select Opportunities Fund	☐ For ☐ Withhold
Invesco Short Duration High Yield Municipal Fund	☐ For ☐ Withhold
Invesco Short Duration Inflation Protected Fund	☐ For ☐ Withhold

2 To approve an amendment to each Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

Fund Specific Vote
Invesco Moderate Allocation Fund	☐ For ☐ Against ☐ Abstain
Invesco Multi-Asset Income Fund

☐ For ☐ Against ☐ Abstain
Invesco Multi-Asset Inflation Fund	☐ For ☐ Against ☐ Abstain
Invesco Municipal Income Fund	☐ For ☐ Against ☐ Abstain
Invesco New York Tax Free Income Fund	☐ For ☐ Against ☐ Abstain
Invesco Pacific Growth Fund	☐ For ☐ Against ☐ Abstain
Invesco Pennsylvania Tax Free Income Fund	☐ For ☐ Against ☐ Abstain
Invesco Quality Income Fund	☐ For ☐ Against ☐ Abstain
Invesco Real Estate Fund	☐ For ☐ Against ☐ Abstain
Invesco S&P 500 Index Fund	☐ For ☐ Against ☐ Abstain
Invesco Select Companies Fund	☐ For ☐ Against ☐ Abstain
Invesco Select Opportunities Fund	☐ For ☐ Against ☐ Abstain
Invesco Short Duration High Yield Municipal Fund	☐ For ☐ Against ☐ Abstain
Invesco Short Duration Inflation Protected Fund	☐ For ☐ Against ☐ Abstain
3 To approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.	Fund Specific Vote
Invesco Moderate Allocation Fund	☐ For ☐ Against ☐ Abstain
Invesco Multi-Asset Income Fund	☐ For ☐ Against ☐ Abstain
Invesco Multi-Asset Inflation Fund	☐ For ☐ Against ☐ Abstain
Invesco Municipal Income Fund	☐ For ☐ Against ☐ Abstain
Invesco New York Tax Free Income Fund

☐ For ☐ Against ☐ Abstain
Invesco Pacific Growth Fund	☐ For ☐ Against ☐ Abstain
Invesco Pennsylvania Tax Free Income Fund	☐ For ☐ Against ☐ Abstain
Invesco Quality Income Fund	☐ For ☐ Against ☐ Abstain
Invesco Real Estate Fund	☐ For ☐ Against ☐ Abstain
Invesco S&P 500 Index Fund	☐ For ☐ Against ☐ Abstain
Invesco Select Companies Fund	☐ For ☐ Against ☐ Abstain
Invesco Select Opportunities Fund	☐ For ☐ Against ☐ Abstain
Invesco Short Duration High Yield Municipal Fund	☐ For ☐ Against ☐ Abstain
Invesco Short Duration Inflation Protected Fund	☐ For ☐ Against ☐ Abstain
4a To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.	Fund Specific Vote
Invesco Moderate Allocation Fund	☐ For ☐ Against ☐ Abstain
Invesco Municipal Income Fund	☐ For ☐ Against ☐ Abstain
Invesco New York Tax Free Income Fund	☐ For ☐ Against ☐ Abstain
Invesco Pacific Growth Fund	☐ For ☐ Against ☐ Abstain
Invesco Pennsylvania Tax Free Income Fund	☐ For ☐ Against ☐ Abstain
Invesco Quality Income Fund	☐ For ☐ Against ☐ Abstain
Invesco Real Estate Fund	☐ For ☐ Against ☐ Abstain
Invesco S&P 500 Index Fund

☐ For ☐ Against ☐ Abstain
Invesco Select Companies Fund	☐ For ☐ Against ☐ Abstain
Invesco Short Duration Inflation Protected Fund	☐ For ☐ Against ☐ Abstain
4b To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.	Fund Specific Vote
Invesco Moderate Allocation Fund	☐ For ☐ Against ☐ Abstain
Invesco Multi-Asset Income Fund	☐ For ☐ Against ☐ Abstain
Invesco Multi-Asset Inflation Fund	☐ For ☐ Against ☐ Abstain
Invesco Municipal Income Fund	☐ For ☐ Against ☐ Abstain
Invesco New York Tax Free Income Fund	☐ For ☐ Against ☐ Abstain
Invesco Pacific Growth Fund	☐ For ☐ Against ☐ Abstain
Invesco Pennsylvania Tax Free Income Fund	☐ For ☐ Against ☐ Abstain
Invesco Quality Income Fund	☐ For ☐ Against ☐ Abstain
Invesco Real Estate Fund	☐ For ☐ Against ☐ Abstain
Invesco S&P 500 Index Fund	☐ For ☐ Against ☐ Abstain
Invesco Select Companies Fund	☐ For ☐ Against ☐ Abstain
Invesco Select Opportunities Fund	☐ For ☐ Against ☐ Abstain
Invesco Short Duration High Yield Municipal Fund	☐ For ☐ Against ☐ Abstain
Invesco Short Duration Inflation Protected Fund	☐ For ☐ Against ☐ Abstain

If you have questions regarding the voting process, please call 866-209-2450	Cancel Vote & Exit	Submit Vote

Proposals	Mark All >	For Against Abstain
1.01 Election of Trustee David C. Arch		Fund Specific Vote
Invesco Short Term Bond Fund		☐ For ☐ Withhold
Invesco Small Cap Discovery Fund		☐ For ☐ Withhold
Invesco Small Cap Equity Fund		☐ For ☐ Withhold
Invesco Small Cap Growth Fund		☐ For ☐ Withhold
Invesco Small Cap Value Fund		☐ For ☐ Withhold
Invesco Strategic Real Return Fund		☐ For ☐ Withhold
Invesco Summit Fund		☐ For ☐ Withhold
Invesco Tax-Exempt Cash Fund		☐ For ☐ Withhold
Invesco Technology Fund		☐ For ☐ Withhold
Invesco Technology Sector Fund		☐ For ☐ Withhold
Invesco U.S. Government Fund		☐ For ☐ Withhold
Invesco Value Opportunities Fund		☐ For ☐ Withhold
Invesco World Bond Fund		☐ For ☐ Withhold
Government & Agency Portfolio		☐ For ☐ Withhold
1.02 Election of Trustee James T. Bunch		Fund Specific Vote
Invesco Short Term Bond Fund		☐ For ☐ Withhold
Invesco Small Cap Discovery Fund		☐ For ☐ Withhold
Invesco Small Cap Equity Fund		☐ For ☐ Withhold
Invesco Small Cap Growth Fund		☐ For ☐ Withhold
Invesco Small Cap Value Fund		☐ For ☐ Withhold
Invesco Strategic Real Return Fund		☐ For ☐ Withhold

Invesco Summit Fund	☐ For ☐ Withhold
Invesco Tax-Exempt Cash Fund	☐ For ☐ Withhold
Invesco Technology Fund	☐ For ☐ Withhold
Invesco Technology Sector Fund	☐ For ☐ Withhold
Invesco U.S. Government Fund	☐ For ☐ Withhold
Invesco Value Opportunities Fund	☐ For ☐ Withhold
Invesco World Bond Fund	☐ For ☐ Withhold
Government & Agency Portfolio	☐ For ☐ Withhold
1.03 Election of Trustee Bruce L. Crockett	Fund Specific Vote
Invesco Short Term Bond Fund	☐ For ☐ Withhold
Invesco Small Cap Discovery Fund	☐ For ☐ Withhold
Invesco Small Cap Equity Fund	☐ For ☐ Withhold
Invesco Small Cap Growth Fund	☐ For ☐ Withhold
Invesco Small Cap Value Fund	☐ For ☐ Withhold
Invesco Strategic Real Return Fund	☐ For ☐ Withhold
Invesco Summit Fund	☐ For ☐ Withhold
Invesco Tax-Exempt Cash Fund	☐ For ☐ Withhold
Invesco Technology Fund	☐ For ☐ Withhold
Invesco Technology Sector Fund	☐ For ☐ Withhold
Invesco U.S. Government Fund	☐ For ☐ Withhold
Invesco Value Opportunities Fund	☐ For ☐ Withhold
Invesco World Bond Fund	☐ For ☐ Withhold
Government & Agency Portfolio	☐ For ☐ Withhold
1.04 Election of Trustee Jack M. Fields	Fund Specific Vote
Invesco Short Term Bond Fund	☐ For ☐ Withhold
Invesco Small Cap Discovery Fund	☐ For ☐ Withhold
Invesco Small Cap Equity Fund	☐ For ☐ Withhold
Invesco Small Cap Growth Fund	☐ For ☐ Withhold
Invesco Small Cap Value Fund	☐ For ☐ Withhold
Invesco Strategic Real Return Fund	☐ For ☐ Withhold
Invesco Summit Fund	☐ For ☐ Withhold
Invesco Tax-Exempt Cash Fund	☐ For ☐ Withhold
Invesco Technology Fund	☐ For ☐ Withhold
Invesco Technology Sector Fund	☐ For ☐ Withhold
Invesco U.S. Government Fund	☐ For ☐ Withhold

Invesco Value Opportunities Fund	☐ For ☐ Withhold
Invesco World Bond Fund	☐ For ☐ Withhold
Government & Agency Portfolio	☐ For ☐ Withhold
1.05 Election of Trustee Martin L. Flanagan	Fund Specific Vote
Invesco Short Term Bond Fund	☐ For ☐ Withhold
Invesco Small Cap Discovery Fund	☐ For ☐ Withhold
Invesco Small Cap Equity Fund	☐ For ☐ Withhold
Invesco Small Cap Growth Fund	☐ For ☐ Withhold
Invesco Small Cap Value Fund	☐ For ☐ Withhold
Invesco Strategic Real Return Fund	☐ For ☐ Withhold
Invesco Summit Fund	☐ For ☐ Withhold
Invesco Tax-Exempt Cash Fund	☐ For ☐ Withhold
Invesco Technology Fund	☐ For ☐ Withhold
Invesco Technology Sector Fund	☐ For ☐ Withhold
Invesco U.S. Government Fund	☐ For ☐ Withhold
Invesco Value Opportunities Fund	☐ For ☐ Withhold
Invesco World Bond Fund	☐ For ☐ Withhold
Government & Agency Portfolio	☐ For ☐ Withhold
1.06 Election of Trustee Cynthia Hostetler	Fund Specific Vote
Invesco Short Term Bond Fund	☐ For ☐ Withhold
Invesco Small Cap Discovery Fund	☐ For ☐ Withhold
Invesco Small Cap Equity Fund	☐ For ☐ Withhold
Invesco Small Cap Growth Fund	☐ For ☐ Withhold
Invesco Small Cap Value Fund	☐ For ☐ Withhold
Invesco Strategic Real Return Fund	☐ For ☐ Withhold
Invesco Summit Fund	☐ For ☐ Withhold
Invesco Tax-Exempt Cash Fund	☐ For ☐ Withhold
Invesco Technology Fund	☐ For ☐ Withhold
Invesco Technology Sector Fund	☐ For ☐ Withhold
Invesco U.S. Government Fund	☐ For ☐ Withhold
Invesco Value Opportunities Fund	☐ For ☐ Withhold
Invesco World Bond Fund	☐ For ☐ Withhold
Government & Agency Portfolio	☐ For ☐ Withhold
1.07 Election of Trustee Eli Jones	Fund Specific Vote

Invesco Short Term Bond Fund	☐ For ☐ Withhold
Invesco Small Cap Discovery Fund	☐ For ☐ Withhold
Invesco Small Cap Equity Fund	☐ For ☐ Withhold
Invesco Small Cap Growth Fund	☐ For ☐ Withhold
Invesco Small Cap Value Fund	☐ For ☐ Withhold
Invesco Strategic Real Return Fund	☐ For ☐ Withhold
Invesco Summit Fund	☐ For ☐ Withhold
Invesco Tax-Exempt Cash Fund	☐ For ☐ Withhold
Invesco Technology Fund	☐ For ☐ Withhold
Invesco Technology Sector Fund	☐ For ☐ Withhold
Invesco U.S. Government Fund	☐ For ☐ Withhold
Invesco Value Opportunities Fund	☐ For ☐ Withhold
Invesco World Bond Fund	☐ For ☐ Withhold
Government & Agency Portfolio	☐ For ☐ Withhold
1.08 Election of Trustee Prema Mathai-Davis	Fund Specific Vote
Invesco Short Term Bond Fund	☐ For ☐ Withhold
Invesco Small Cap Discovery Fund	☐ For ☐ Withhold
Invesco Small Cap Equity Fund	☐ For ☐ Withhold
Invesco Small Cap Growth Fund	☐ For ☐ Withhold
Invesco Small Cap Value Fund	☐ For ☐ Withhold
Invesco Strategic Real Return Fund	☐ For ☐ Withhold
Invesco Summit Fund	☐ For ☐ Withhold
Invesco Tax-Exempt Cash Fund	☐ For ☐ Withhold
Invesco Technology Fund	☐ For ☐ Withhold
Invesco Technology Sector Fund	☐ For ☐ Withhold
Invesco U.S. Government Fund	☐ For ☐ Withhold
Invesco Value Opportunities Fund	☐ For ☐ Withhold
Invesco World Bond Fund	☐ For ☐ Withhold
Government & Agency Portfolio	☐ For ☐ Withhold
1.09 Election of Trustee Teresa M. Ressel	Fund Specific Vote
Invesco Short Term Bond Fund	☐ For ☐ Withhold
Invesco Small Cap Discovery Fund	☐ For ☐ Withhold
Invesco Small Cap Equity Fund	☐ For ☐ Withhold
Invesco Small Cap Growth Fund	☐ For ☐ Withhold
Invesco Small Cap Value Fund	☐ For ☐ Withhold

Invesco Strategic Real Return Fund	☐ For ☐ Withhold
Invesco Summit Fund	☐ For ☐ Withhold
Invesco Tax-Exempt Cash Fund	☐ For ☐ Withhold
Invesco Technology Fund	☐ For ☐ Withhold
Invesco Technology Sector Fund	☐ For ☐ Withhold
Invesco U.S. Government Fund	☐ For ☐ Withhold
Invesco Value Opportunities Fund	☐ For ☐ Withhold
Invesco World Bond Fund	☐ For ☐ Withhold
Government & Agency Portfolio	☐ For ☐ Withhold
1.10 Election of Trustee Larry Soll	Fund Specific Vote
Invesco Short Term Bond Fund	☐ For ☐ Withhold
Invesco Small Cap Discovery Fund	☐ For ☐ Withhold
Invesco Small Cap Equity Fund	☐ For ☐ Withhold
Invesco Small Cap Growth Fund	☐ For ☐ Withhold
Invesco Small Cap Value Fund	☐ For ☐ Withhold
Invesco Strategic Real Return Fund	☐ For ☐ Withhold
Invesco Summit Fund	☐ For ☐ Withhold
Invesco Tax-Exempt Cash Fund	☐ For ☐ Withhold
Invesco Technology Fund	☐ For ☐ Withhold
Invesco Technology Sector Fund	☐ For ☐ Withhold
Invesco U.S. Government Fund	☐ For ☐ Withhold
Invesco Value Opportunities Fund	☐ For ☐ Withhold
Invesco World Bond Fund	☐ For ☐ Withhold
Government & Agency Portfolio	☐ For ☐ Withhold
1.11 Election of Trustee Ann Barnett Stern	Fund Specific Vote
Invesco Short Term Bond Fund	☐ For ☐ Withhold
Invesco Small Cap Discovery Fund	☐ For ☐ Withhold
Invesco Small Cap Equity Fund	☐ For ☐ Withhold
Invesco Small Cap Growth Fund	☐ For ☐ Withhold
Invesco Small Cap Value Fund	☐ For ☐ Withhold
Invesco Strategic Real Return Fund	☐ For ☐ Withhold
Invesco Summit Fund	☐ For ☐ Withhold
Invesco Tax-Exempt Cash Fund	☐ For ☐ Withhold
Invesco Technology Fund	☐ For ☐ Withhold
Invesco Technology Sector Fund	☐ For ☐ Withhold

Invesco U.S. Government Fund	☐ For ☐ Withhold
Invesco Value Opportunities Fund	☐ For ☐ Withhold
Invesco World Bond Fund	☐ For ☐ Withhold
Government & Agency Portfolio	☐ For ☐ Withhold
1.12 Election of Trustee Raymond Stickel, Jr.	Fund Specific Vote
Invesco Short Term Bond Fund	☐ For ☐ Withhold
Invesco Small Cap Discovery Fund	☐ For ☐ Withhold
Invesco Small Cap Equity Fund	☐ For ☐ Withhold
Invesco Small Cap Growth Fund	☐ For ☐ Withhold
Invesco Small Cap Value Fund	☐ For ☐ Withhold
Invesco Strategic Real Return Fund	☐ For ☐ Withhold
Invesco Summit Fund	☐ For ☐ Withhold
Invesco Tax-Exempt Cash Fund	☐ For ☐ Withhold
Invesco Technology Fund	☐ For ☐ Withhold
Invesco Technology Sector Fund	☐ For ☐ Withhold
Invesco U.S. Government Fund	☐ For ☐ Withhold
Invesco Value Opportunities Fund	☐ For ☐ Withhold
Invesco World Bond Fund	☐ For ☐ Withhold
Government & Agency Portfolio	☐ For ☐ Withhold
1.13 Election of Trustee Philip A. Taylor	Fund Specific Vote
Invesco Short Term Bond Fund	☐ For ☐ Withhold
Invesco Small Cap Discovery Fund	☐ For ☐ Withhold
Invesco Small Cap Equity Fund	☐ For ☐ Withhold
Invesco Small Cap Growth Fund	☐ For ☐ Withhold
Invesco Small Cap Value Fund	☐ For ☐ Withhold
Invesco Strategic Real Return Fund	☐ For ☐ Withhold
Invesco Summit Fund	☐ For ☐ Withhold
Invesco Tax-Exempt Cash Fund	☐ For ☐ Withhold
Invesco Technology Fund	☐ For ☐ Withhold
Invesco Technology Sector Fund	☐ For ☐ Withhold
Invesco U.S. Government Fund	☐ For ☐ Withhold
Invesco Value Opportunities Fund	☐ For ☐ Withhold
Invesco World Bond Fund	☐ For ☐ Withhold
Government & Agency Portfolio	☐ For ☐ Withhold
1.14 Election of Trustee Robert C. Troccoli	Fund Specific Vote

Invesco Short Term Bond Fund	☐ For ☐ Withhold
Invesco Small Cap Discovery Fund	☐ For ☐ Withhold
Invesco Small Cap Equity Fund	☐ For ☐ Withhold
Invesco Small Cap Growth Fund	☐ For ☐ Withhold
Invesco Small Cap Value Fund	☐ For ☐ Withhold
Invesco Strategic Real Return Fund	☐ For ☐ Withhold
Invesco Summit Fund	☐ For ☐ Withhold
Invesco Tax-Exempt Cash Fund	☐ For ☐ Withhold
Invesco Technology Fund	☐ For ☐ Withhold
Invesco Technology Sector Fund	☐ For ☐ Withhold
Invesco U.S. Government Fund	☐ For ☐ Withhold
Invesco Value Opportunities Fund	☐ For ☐ Withhold
Invesco World Bond Fund	☐ For ☐ Withhold
Government & Agency Portfolio	☐ For ☐ Withhold
1.15 Election of Trustee Christopher L. Wilson	Fund Specific Vote
Invesco Short Term Bond Fund	☐ For ☐ Withhold
Invesco Small Cap Discovery Fund	☐ For ☐ Withhold
Invesco Small Cap Equity Fund	☐ For ☐ Withhold
Invesco Small Cap Growth Fund	☐ For ☐ Withhold
Invesco Small Cap Value Fund	☐ For ☐ Withhold
Invesco Strategic Real Return Fund	☐ For ☐ Withhold
Invesco Summit Fund	☐ For ☐ Withhold
Invesco Tax-Exempt Cash Fund	☐ For ☐ Withhold
Invesco Technology Fund	☐ For ☐ Withhold
Invesco Technology Sector Fund	☐ For ☐ Withhold
Invesco U.S. Government Fund	☐ For ☐ Withhold
Invesco Value Opportunities Fund	☐ For ☐ Withhold
Invesco World Bond Fund	☐ For ☐ Withhold
Government & Agency Portfolio	☐ For ☐ Withhold

2 To approve an amendment to each Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

Fund Specific Vote
Invesco Short Term Bond Fund	☐ For ☐ Against ☐ Abstain
Invesco Small Cap Discovery Fund

☐ For ☐ Against ☐ Abstain
Invesco Small Cap Equity Fund	☐ For ☐ Against ☐ Abstain
Invesco Small Cap Growth Fund	☐ For ☐ Against ☐ Abstain
Invesco Small Cap Value Fund	☐ For ☐ Against ☐ Abstain
Invesco Strategic Real Return Fund	☐ For ☐ Against ☐ Abstain
Invesco Summit Fund	☐ For ☐ Against ☐ Abstain
Invesco Tax-Exempt Cash Fund	☐ For ☐ Against ☐ Abstain
Invesco Technology Fund	☐ For ☐ Against ☐ Abstain
Invesco Technology Sector Fund	☐ For ☐ Against ☐ Abstain
Invesco U.S. Government Fund	☐ For ☐ Against ☐ Abstain
Invesco Value Opportunities Fund	☐ For ☐ Against ☐ Abstain
Invesco World Bond Fund	☐ For ☐ Against ☐ Abstain
Government & Agency Portfolio	☐ For ☐ Against ☐ Abstain
3 To approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.	Fund Specific Vote
Invesco Short Term Bond Fund	☐ For ☐ Against ☐ Abstain
Invesco Small Cap Discovery Fund	☐ For ☐ Against ☐ Abstain
Invesco Small Cap Equity Fund	☐ For ☐ Against ☐ Abstain
Invesco Small Cap Growth Fund	☐ For ☐ Against ☐ Abstain
Invesco Small Cap Value Fund

☐ For ☐ Against ☐ Abstain
Invesco Strategic Real Return Fund	☐ For ☐ Against ☐ Abstain
Invesco Summit Fund	☐ For ☐ Against ☐ Abstain
Invesco Tax-Exempt Cash Fund	☐ For ☐ Against ☐ Abstain
Invesco Technology Fund	☐ For ☐ Against ☐ Abstain
Invesco Technology Sector Fund	☐ For ☐ Against ☐ Abstain
Invesco U.S. Government Fund	☐ For ☐ Against ☐ Abstain
Invesco Value Opportunities Fund	☐ For ☐ Against ☐ Abstain
Invesco World Bond Fund	☐ For ☐ Against ☐ Abstain
Government & Agency Portfolio	☐ For ☐ Against ☐ Abstain
4a To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.	Fund Specific Vote
Invesco Short Term Bond Fund	☐ For ☐ Against ☐ Abstain
Invesco Small Cap Discovery Fund	☐ For ☐ Against ☐ Abstain
Invesco Small Cap Equity Fund	☐ For ☐ Against ☐ Abstain
Invesco Small Cap Growth Fund	☐ For ☐ Against ☐ Abstain
Invesco Small Cap Value Fund	☐ For ☐ Against ☐ Abstain
Invesco Summit Fund	☐ For ☐ Against ☐ Abstain
Invesco Tax-Exempt Cash Fund	☐ For ☐ Against ☐ Abstain
Invesco Technology Fund

☐ For ☐ Against ☐ Abstain
Invesco Technology Sector Fund	☐ For ☐ Against ☐ Abstain
Invesco U.S. Government Fund	☐ For ☐ Against ☐ Abstain
Invesco Value Opportunities Fund	☐ For ☐ Against ☐ Abstain
Invesco World Bond Fund	☐ For ☐ Against ☐ Abstain
Government & Agency Portfolio	☐ For ☐ Against ☐ Abstain
4b To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.	Fund Specific Vote
Invesco Short Term Bond Fund	☐ For ☐ Against ☐ Abstain
Invesco Small Cap Discovery Fund	☐ For ☐ Against ☐ Abstain
Invesco Small Cap Equity Fund	☐ For ☐ Against ☐ Abstain
Invesco Small Cap Growth Fund	☐ For ☐ Against ☐ Abstain
Invesco Small Cap Value Fund	☐ For ☐ Against ☐ Abstain
Invesco Strategic Real Return Fund	☐ For ☐ Against ☐ Abstain
Invesco Summit Fund	☐ For ☐ Against ☐ Abstain
Invesco Tax-Exempt Cash Fund	☐ For ☐ Against ☐ Abstain
Invesco Technology Fund	☐ For ☐ Against ☐ Abstain
Invesco Technology Sector Fund	☐ For ☐ Against ☐ Abstain
Invesco U.S. Government Fund	☐ For ☐ Against ☐ Abstain
Invesco Value Opportunities Fund

☐ For ☐ Against ☐ Abstain
Invesco World Bond Fund	☐ For ☐ Against ☐ Abstain
Government & Agency Portfolio	☐ For ☐ Against ☐ Abstain
5b To approve changing the Fund’s sub-classification from “diversified” to “non-diversified” and approve the elimination of a related fundamental investment restriction.	Fund Specific Vote
Invesco World Bond Fund	☐ For ☐ Against ☐ Abstain

If you have questions regarding the voting process, please call 866-209-2450	Cancel Vote & Exit	Submit Vote

Proposals	Mark All >	For Against Abstain
1.01 Election of Trustee David C. Arch		Fund Specific Vote
Invesco Short Term Bond Fund		☐ For ☐ Withhold
Invesco Small Cap Discovery Fund		☐ For ☐ Withhold
Invesco Small Cap Equity Fund		☐ For ☐ Withhold
Invesco Small Cap Growth Fund		☐ For ☐ Withhold
Invesco Small Cap Value Fund		☐ For ☐ Withhold
Invesco Strategic Real Return Fund		☐ For ☐ Withhold
Invesco Summit Fund		☐ For ☐ Withhold
Invesco Tax-Exempt Cash Fund		☐ For ☐ Withhold
Invesco Technology Fund		☐ For ☐ Withhold
Invesco Technology Sector Fund		☐ For ☐ Withhold
Invesco U.S. Government Fund		☐ For ☐ Withhold
Invesco Value Opportunities Fund		☐ For ☐ Withhold
Invesco World Bond Fund		☐ For ☐ Withhold
Government & Agency Portfolio		☐ For ☐ Withhold
1.02 Election of Trustee James T. Bunch		Fund Specific Vote
Invesco Short Term Bond Fund		☐ For ☐ Withhold
Invesco Small Cap Discovery Fund		☐ For ☐ Withhold
Invesco Small Cap Equity Fund		☐ For ☐ Withhold
Invesco Small Cap Growth Fund		☐ For ☐ Withhold
Invesco Small Cap Value Fund		☐ For ☐ Withhold
Invesco Strategic Real Return Fund		☐ For ☐ Withhold

Invesco Summit Fund	☐ For ☐ Withhold
Invesco Tax-Exempt Cash Fund	☐ For ☐ Withhold
Invesco Technology Fund	☐ For ☐ Withhold
Invesco Technology Sector Fund	☐ For ☐ Withhold
Invesco U.S. Government Fund	☐ For ☐ Withhold
Invesco Value Opportunities Fund	☐ For ☐ Withhold
Invesco World Bond Fund	☐ For ☐ Withhold
Government & Agency Portfolio	☐ For ☐ Withhold
1.03 Election of Trustee Bruce L. Crockett	Fund Specific Vote
Invesco Short Term Bond Fund	☐ For ☐ Withhold
Invesco Small Cap Discovery Fund	☐ For ☐ Withhold
Invesco Small Cap Equity Fund	☐ For ☐ Withhold
Invesco Small Cap Growth Fund	☐ For ☐ Withhold
Invesco Small Cap Value Fund	☐ For ☐ Withhold
Invesco Strategic Real Return Fund	☐ For ☐ Withhold
Invesco Summit Fund	☐ For ☐ Withhold
Invesco Tax-Exempt Cash Fund	☐ For ☐ Withhold
Invesco Technology Fund	☐ For ☐ Withhold
Invesco Technology Sector Fund	☐ For ☐ Withhold
Invesco U.S. Government Fund	☐ For ☐ Withhold
Invesco Value Opportunities Fund	☐ For ☐ Withhold
Invesco World Bond Fund	☐ For ☐ Withhold
Government & Agency Portfolio	☐ For ☐ Withhold
1.04 Election of Trustee Jack M. Fields	Fund Specific Vote
Invesco Short Term Bond Fund	☐ For ☐ Withhold
Invesco Small Cap Discovery Fund	☐ For ☐ Withhold
Invesco Small Cap Equity Fund	☐ For ☐ Withhold
Invesco Small Cap Growth Fund	☐ For ☐ Withhold
Invesco Small Cap Value Fund	☐ For ☐ Withhold
Invesco Strategic Real Return Fund	☐ For ☐ Withhold
Invesco Summit Fund	☐ For ☐ Withhold
Invesco Tax-Exempt Cash Fund	☐ For ☐ Withhold
Invesco Technology Fund	☐ For ☐ Withhold
Invesco Technology Sector Fund	☐ For ☐ Withhold
Invesco U.S. Government Fund	☐ For ☐ Withhold

Invesco Value Opportunities Fund	☐ For ☐ Withhold
Invesco World Bond Fund	☐ For ☐ Withhold
Government & Agency Portfolio	☐ For ☐ Withhold
1.05 Election of Trustee Martin L. Flanagan	Fund Specific Vote
Invesco Short Term Bond Fund	☐ For ☐ Withhold
Invesco Small Cap Discovery Fund	☐ For ☐ Withhold
Invesco Small Cap Equity Fund	☐ For ☐ Withhold
Invesco Small Cap Growth Fund	☐ For ☐ Withhold
Invesco Small Cap Value Fund	☐ For ☐ Withhold
Invesco Strategic Real Return Fund	☐ For ☐ Withhold
Invesco Summit Fund	☐ For ☐ Withhold
Invesco Tax-Exempt Cash Fund	☐ For ☐ Withhold
Invesco Technology Fund	☐ For ☐ Withhold
Invesco Technology Sector Fund	☐ For ☐ Withhold
Invesco U.S. Government Fund	☐ For ☐ Withhold
Invesco Value Opportunities Fund	☐ For ☐ Withhold
Invesco World Bond Fund	☐ For ☐ Withhold
Government & Agency Portfolio	☐ For ☐ Withhold
1.06 Election of Trustee Cynthia Hostetler	Fund Specific Vote
Invesco Short Term Bond Fund	☐ For ☐ Withhold
Invesco Small Cap Discovery Fund	☐ For ☐ Withhold
Invesco Small Cap Equity Fund	☐ For ☐ Withhold
Invesco Small Cap Growth Fund	☐ For ☐ Withhold
Invesco Small Cap Value Fund	☐ For ☐ Withhold
Invesco Strategic Real Return Fund	☐ For ☐ Withhold
Invesco Summit Fund	☐ For ☐ Withhold
Invesco Tax-Exempt Cash Fund	☐ For ☐ Withhold
Invesco Technology Fund	☐ For ☐ Withhold
Invesco Technology Sector Fund	☐ For ☐ Withhold
Invesco U.S. Government Fund	☐ For ☐ Withhold
Invesco Value Opportunities Fund	☐ For ☐ Withhold
Invesco World Bond Fund	☐ For ☐ Withhold
Government & Agency Portfolio	☐ For ☐ Withhold
1.07 Election of Trustee Eli Jones	Fund Specific Vote

Invesco Short Term Bond Fund	☐ For ☐ Withhold
Invesco Small Cap Discovery Fund	☐ For ☐ Withhold
Invesco Small Cap Equity Fund	☐ For ☐ Withhold
Invesco Small Cap Growth Fund	☐ For ☐ Withhold
Invesco Small Cap Value Fund	☐ For ☐ Withhold
Invesco Strategic Real Return Fund	☐ For ☐ Withhold
Invesco Summit Fund	☐ For ☐ Withhold
Invesco Tax-Exempt Cash Fund	☐ For ☐ Withhold
Invesco Technology Fund	☐ For ☐ Withhold
Invesco Technology Sector Fund	☐ For ☐ Withhold
Invesco U.S. Government Fund	☐ For ☐ Withhold
Invesco Value Opportunities Fund	☐ For ☐ Withhold
Invesco World Bond Fund	☐ For ☐ Withhold
Government & Agency Portfolio	☐ For ☐ Withhold
1.08 Election of Trustee Prema Mathai-Davis	Fund Specific Vote
Invesco Short Term Bond Fund	☐ For ☐ Withhold
Invesco Small Cap Discovery Fund	☐ For ☐ Withhold
Invesco Small Cap Equity Fund	☐ For ☐ Withhold
Invesco Small Cap Growth Fund	☐ For ☐ Withhold
Invesco Small Cap Value Fund	☐ For ☐ Withhold
Invesco Strategic Real Return Fund	☐ For ☐ Withhold
Invesco Summit Fund	☐ For ☐ Withhold
Invesco Tax-Exempt Cash Fund	☐ For ☐ Withhold
Invesco Technology Fund	☐ For ☐ Withhold
Invesco Technology Sector Fund	☐ For ☐ Withhold
Invesco U.S. Government Fund	☐ For ☐ Withhold
Invesco Value Opportunities Fund	☐ For ☐ Withhold
Invesco World Bond Fund	☐ For ☐ Withhold
Government & Agency Portfolio	☐ For ☐ Withhold
1.09 Election of Trustee Teresa M. Ressel	Fund Specific Vote
Invesco Short Term Bond Fund	☐ For ☐ Withhold
Invesco Small Cap Discovery Fund	☐ For ☐ Withhold
Invesco Small Cap Equity Fund	☐ For ☐ Withhold
Invesco Small Cap Growth Fund	☐ For ☐ Withhold
Invesco Small Cap Value Fund	☐ For ☐ Withhold

Invesco Strategic Real Return Fund	☐ For ☐ Withhold
Invesco Summit Fund	☐ For ☐ Withhold
Invesco Tax-Exempt Cash Fund	☐ For ☐ Withhold
Invesco Technology Fund	☐ For ☐ Withhold
Invesco Technology Sector Fund	☐ For ☐ Withhold
Invesco U.S. Government Fund	☐ For ☐ Withhold
Invesco Value Opportunities Fund	☐ For ☐ Withhold
Invesco World Bond Fund	☐ For ☐ Withhold
Government & Agency Portfolio	☐ For ☐ Withhold
1.10 Election of Trustee Larry Soll	Fund Specific Vote
Invesco Short Term Bond Fund	☐ For ☐ Withhold
Invesco Small Cap Discovery Fund	☐ For ☐ Withhold
Invesco Small Cap Equity Fund	☐ For ☐ Withhold
Invesco Small Cap Growth Fund	☐ For ☐ Withhold
Invesco Small Cap Value Fund	☐ For ☐ Withhold
Invesco Strategic Real Return Fund	☐ For ☐ Withhold
Invesco Summit Fund	☐ For ☐ Withhold
Invesco Tax-Exempt Cash Fund	☐ For ☐ Withhold
Invesco Technology Fund	☐ For ☐ Withhold
Invesco Technology Sector Fund	☐ For ☐ Withhold
Invesco U.S. Government Fund	☐ For ☐ Withhold
Invesco Value Opportunities Fund	☐ For ☐ Withhold
Invesco World Bond Fund	☐ For ☐ Withhold
Government & Agency Portfolio	☐ For ☐ Withhold
1.11 Election of Trustee Ann Barnett Stern	Fund Specific Vote
Invesco Short Term Bond Fund	☐ For ☐ Withhold
Invesco Small Cap Discovery Fund	☐ For ☐ Withhold
Invesco Small Cap Equity Fund	☐ For ☐ Withhold
Invesco Small Cap Growth Fund	☐ For ☐ Withhold
Invesco Small Cap Value Fund	☐ For ☐ Withhold
Invesco Strategic Real Return Fund	☐ For ☐ Withhold
Invesco Summit Fund	☐ For ☐ Withhold
Invesco Tax-Exempt Cash Fund	☐ For ☐ Withhold
Invesco Technology Fund	☐ For ☐ Withhold
Invesco Technology Sector Fund	☐ For ☐ Withhold

Invesco U.S. Government Fund	☐ For ☐ Withhold
Invesco Value Opportunities Fund	☐ For ☐ Withhold
Invesco World Bond Fund	☐ For ☐ Withhold
Government & Agency Portfolio	☐ For ☐ Withhold
1.12 Election of Trustee Raymond Stickel, Jr.	Fund Specific Vote
Invesco Short Term Bond Fund	☐ For ☐ Withhold
Invesco Small Cap Discovery Fund	☐ For ☐ Withhold
Invesco Small Cap Equity Fund	☐ For ☐ Withhold
Invesco Small Cap Growth Fund	☐ For ☐ Withhold
Invesco Small Cap Value Fund	☐ For ☐ Withhold
Invesco Strategic Real Return Fund	☐ For ☐ Withhold
Invesco Summit Fund	☐ For ☐ Withhold
Invesco Tax-Exempt Cash Fund	☐ For ☐ Withhold
Invesco Technology Fund	☐ For ☐ Withhold
Invesco Technology Sector Fund	☐ For ☐ Withhold
Invesco U.S. Government Fund	☐ For ☐ Withhold
Invesco Value Opportunities Fund	☐ For ☐ Withhold
Invesco World Bond Fund	☐ For ☐ Withhold
Government & Agency Portfolio	☐ For ☐ Withhold
1.13 Election of Trustee Philip A. Taylor	Fund Specific Vote
Invesco Short Term Bond Fund	☐ For ☐ Withhold
Invesco Small Cap Discovery Fund	☐ For ☐ Withhold
Invesco Small Cap Equity Fund	☐ For ☐ Withhold
Invesco Small Cap Growth Fund	☐ For ☐ Withhold
Invesco Small Cap Value Fund	☐ For ☐ Withhold
Invesco Strategic Real Return Fund	☐ For ☐ Withhold
Invesco Summit Fund	☐ For ☐ Withhold
Invesco Tax-Exempt Cash Fund	☐ For ☐ Withhold
Invesco Technology Fund	☐ For ☐ Withhold
Invesco Technology Sector Fund	☐ For ☐ Withhold
Invesco U.S. Government Fund	☐ For ☐ Withhold
Invesco Value Opportunities Fund	☐ For ☐ Withhold
Invesco World Bond Fund	☐ For ☐ Withhold
Government & Agency Portfolio	☐ For ☐ Withhold
1.14 Election of Trustee Robert C. Troccoli

Fund Specific Vote
Invesco Short Term Bond Fund	☐ For ☐ Withhold
Invesco Small Cap Discovery Fund	☐ For ☐ Withhold
Invesco Small Cap Equity Fund	☐ For ☐ Withhold
Invesco Small Cap Growth Fund	☐ For ☐ Withhold
Invesco Small Cap Value Fund	☐ For ☐ Withhold
Invesco Strategic Real Return Fund	☐ For ☐ Withhold
Invesco Summit Fund	☐ For ☐ Withhold
Invesco Tax-Exempt Cash Fund	☐ For ☐ Withhold
Invesco Technology Fund	☐ For ☐ Withhold
Invesco Technology Sector Fund	☐ For ☐ Withhold
Invesco U.S. Government Fund	☐ For ☐ Withhold
Invesco Value Opportunities Fund	☐ For ☐ Withhold
Invesco World Bond Fund	☐ For ☐ Withhold
Government & Agency Portfolio	☐ For ☐ Withhold
1.15 Election of Trustee Christopher L. Wilson	Fund Specific Vote
Invesco Short Term Bond Fund	☐ For ☐ Withhold
Invesco Small Cap Discovery Fund	☐ For ☐ Withhold
Invesco Small Cap Equity Fund	☐ For ☐ Withhold
Invesco Small Cap Growth Fund	☐ For ☐ Withhold
Invesco Small Cap Value Fund	☐ For ☐ Withhold
Invesco Strategic Real Return Fund	☐ For ☐ Withhold
Invesco Summit Fund	☐ For ☐ Withhold
Invesco Tax-Exempt Cash Fund	☐ For ☐ Withhold
Invesco Technology Fund	☐ For ☐ Withhold
Invesco Technology Sector Fund	☐ For ☐ Withhold
Invesco U.S. Government Fund	☐ For ☐ Withhold
Invesco Value Opportunities Fund	☐ For ☐ Withhold
Invesco World Bond Fund	☐ For ☐ Withhold
Government & Agency Portfolio	☐ For ☐ Withhold

2 To approve an amendment to each Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

Fund Specific Vote
Invesco Short Term Bond Fund	☐ For ☐ Against ☐ Abstain
Invesco Small Cap Discovery Fund

☐ For ☐ Against ☐ Abstain
Invesco Small Cap Equity Fund	☐ For ☐ Against ☐ Abstain
Invesco Small Cap Growth Fund	☐ For ☐ Against ☐ Abstain
Invesco Small Cap Value Fund	☐ For ☐ Against ☐ Abstain
Invesco Strategic Real Return Fund	☐ For ☐ Against ☐ Abstain
Invesco Summit Fund	☐ For ☐ Against ☐ Abstain
Invesco Tax-Exempt Cash Fund	☐ For ☐ Against ☐ Abstain
Invesco Technology Fund	☐ For ☐ Against ☐ Abstain
Invesco Technology Sector Fund	☐ For ☐ Against ☐ Abstain
Invesco U.S. Government Fund	☐ For ☐ Against ☐ Abstain
Invesco Value Opportunities Fund	☐ For ☐ Against ☐ Abstain
Invesco World Bond Fund	☐ For ☐ Against ☐ Abstain
Government & Agency Portfolio	☐ For ☐ Against ☐ Abstain
3 To approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.	Fund Specific Vote
Invesco Short Term Bond Fund	☐ For ☐ Against ☐ Abstain
Invesco Small Cap Discovery Fund	☐ For ☐ Against ☐ Abstain
Invesco Small Cap Equity Fund	☐ For ☐ Against ☐ Abstain
Invesco Small Cap Growth Fund	☐ For ☐ Against ☐ Abstain
Invesco Small Cap Value Fund

☐ For ☐ Against ☐ Abstain
Invesco Strategic Real Return Fund	☐ For ☐ Against ☐ Abstain
Invesco Summit Fund	☐ For ☐ Against ☐ Abstain
Invesco Tax-Exempt Cash Fund	☐ For ☐ Against ☐ Abstain
Invesco Technology Fund	☐ For ☐ Against ☐ Abstain
Invesco Technology Sector Fund	☐ For ☐ Against ☐ Abstain
Invesco U.S. Government Fund	☐ For ☐ Against ☐ Abstain
Invesco Value Opportunities Fund	☐ For ☐ Against ☐ Abstain
Invesco World Bond Fund	☐ For ☐ Against ☐ Abstain
Government & Agency Portfolio	☐ For ☐ Against ☐ Abstain
4a To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.	Fund Specific Vote
Invesco Short Term Bond Fund	☐ For ☐ Against ☐ Abstain
Invesco Small Cap Discovery Fund	☐ For ☐ Against ☐ Abstain
Invesco Small Cap Equity Fund	☐ For ☐ Against ☐ Abstain
Invesco Small Cap Growth Fund	☐ For ☐ Against ☐ Abstain
Invesco Small Cap Value Fund	☐ For ☐ Against ☐ Abstain
Invesco Summit Fund	☐ For ☐ Against ☐ Abstain
Invesco Tax-Exempt Cash Fund	☐ For ☐ Against ☐ Abstain
Invesco Technology Fund

☐ For ☐ Against ☐ Abstain
Invesco Technology Sector Fund	☐ For ☐ Against ☐ Abstain
Invesco U.S. Government Fund	☐ For ☐ Against ☐ Abstain
Invesco Value Opportunities Fund	☐ For ☐ Against ☐ Abstain
Invesco World Bond Fund	☐ For ☐ Against ☐ Abstain
Government & Agency Portfolio	☐ For ☐ Against ☐ Abstain
4b To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.	Fund Specific Vote
Invesco Short Term Bond Fund	☐ For ☐ Against ☐ Abstain
Invesco Small Cap Discovery Fund	☐ For ☐ Against ☐ Abstain
Invesco Small Cap Equity Fund	☐ For ☐ Against ☐ Abstain
Invesco Small Cap Growth Fund	☐ For ☐ Against ☐ Abstain
Invesco Small Cap Value Fund	☐ For ☐ Against ☐ Abstain
Invesco Strategic Real Return Fund	☐ For ☐ Against ☐ Abstain
Invesco Summit Fund	☐ For ☐ Against ☐ Abstain
Invesco Tax-Exempt Cash Fund	☐ For ☐ Against ☐ Abstain
Invesco Technology Fund	☐ For ☐ Against ☐ Abstain
Invesco Technology Sector Fund	☐ For ☐ Against ☐ Abstain
Invesco U.S. Government Fund	☐ For ☐ Against ☐ Abstain
Invesco Value Opportunities Fund

☐ For ☐ Against ☐ Abstain
Invesco World Bond Fund	☐ For ☐ Against ☐ Abstain
Government & Agency Portfolio	☐ For ☐ Against ☐ Abstain
5b To approve changing the Fund’s sub-classification from “diversified” to “non-diversified” and approve the elimination of a related fundamental investment restriction.	Fund Specific Vote
Invesco World Bond Fund	☐ For ☐ Against ☐ Abstain

If you have questions regarding the voting process, please call 866-209-2450	Cancel Vote & Exit	Submit Vote

Proposals	Mark All >	For Against Abstain
1.01 Election of Trustee David C. Arch		Fund Specific Vote
Liquid Assets Portfolio		☐ For ☐ Withhold
Premier Portfolio		☐ For ☐ Withhold
Premier Tax-Exempt Portfolio		☐ For ☐ Withhold
Premier U.S. Government Money Portfolio		☐ For ☐ Withhold
STIC Prime Portfolio		☐ For ☐ Withhold
Tax-Free Cash Reserve Portfolio		☐ For ☐ Withhold
Treasury Obligations Portfolio		☐ For ☐ Withhold
Treasury Portfolio		☐ For ☐ Withhold
1.02 Election of Trustee James T. Bunch		Fund Specific Vote
Liquid Assets Portfolio		☐ For ☐ Withhold
Premier Portfolio		☐ For ☐ Withhold
Premier Tax-Exempt Portfolio		☐ For ☐ Withhold
Premier U.S. Government Money Portfolio		☐ For ☐ Withhold
STIC Prime Portfolio		☐ For ☐ Withhold
Tax-Free Cash Reserve Portfolio		☐ For ☐ Withhold
Treasury Obligations Portfolio		☐ For ☐ Withhold
Treasury Portfolio		☐ For ☐ Withhold
1.03 Election of Trustee Bruce L. Crockett		Fund Specific Vote
Liquid Assets Portfolio		☐ For ☐ Withhold
Premier Portfolio		☐ For ☐ Withhold

Premier Tax-Exempt Portfolio	☐ For ☐ Withhold
Premier U.S. Government Money Portfolio	☐ For ☐ Withhold
STIC Prime Portfolio	☐ For ☐ Withhold
Tax-Free Cash Reserve Portfolio	☐ For ☐ Withhold
Treasury Obligations Portfolio	☐ For ☐ Withhold
Treasury Portfolio	☐ For ☐ Withhold
1.04 Election of Trustee Jack M. Fields	Fund Specific Vote
Liquid Assets Portfolio	☐ For ☐ Withhold
Premier Portfolio	☐ For ☐ Withhold
Premier Tax-Exempt Portfolio	☐ For ☐ Withhold
Premier U.S. Government Money Portfolio	☐ For ☐ Withhold
STIC Prime Portfolio	☐ For ☐ Withhold
Tax-Free Cash Reserve Portfolio	☐ For ☐ Withhold
Treasury Obligations Portfolio	☐ For ☐ Withhold
Treasury Portfolio	☐ For ☐ Withhold
1.05 Election of Trustee Martin L. Flanagan	Fund Specific Vote
Liquid Assets Portfolio	☐ For ☐ Withhold
Premier Portfolio	☐ For ☐ Withhold
Premier Tax-Exempt Portfolio	☐ For ☐ Withhold
Premier U.S. Government Money Portfolio	☐ For ☐ Withhold
STIC Prime Portfolio	☐ For ☐ Withhold
Tax-Free Cash Reserve Portfolio	☐ For ☐ Withhold
Treasury Obligations Portfolio	☐ For ☐ Withhold
Treasury Portfolio	☐ For ☐ Withhold
1.06 Election of Trustee Cynthia Hostetler	Fund Specific Vote
Liquid Assets Portfolio	☐ For ☐ Withhold
Premier Portfolio	☐ For ☐ Withhold
Premier Tax-Exempt Portfolio	☐ For ☐ Withhold
Premier U.S. Government Money Portfolio	☐ For ☐ Withhold
STIC Prime Portfolio	☐ For ☐ Withhold
Tax-Free Cash Reserve Portfolio	☐ For ☐ Withhold
Treasury Obligations Portfolio	☐ For ☐ Withhold
Treasury Portfolio	☐ For ☐ Withhold

1.07 Election of Trustee Eli Jones	Fund Specific Vote
Liquid Assets Portfolio	☐ For ☐ Withhold
Premier Portfolio	☐ For ☐ Withhold
Premier Tax-Exempt Portfolio	☐ For ☐ Withhold
Premier U.S. Government Money Portfolio	☐ For ☐ Withhold
STIC Prime Portfolio	☐ For ☐ Withhold
Tax-Free Cash Reserve Portfolio	☐ For ☐ Withhold
Treasury Obligations Portfolio	☐ For ☐ Withhold
Treasury Portfolio	☐ For ☐ Withhold
1.08 Election of Trustee Prema Mathai-Davis	Fund Specific Vote
Liquid Assets Portfolio	☐ For ☐ Withhold
Premier Portfolio	☐ For ☐ Withhold
Premier Tax-Exempt Portfolio	☐ For ☐ Withhold
Premier U.S. Government Money Portfolio	☐ For ☐ Withhold
STIC Prime Portfolio	☐ For ☐ Withhold
Tax-Free Cash Reserve Portfolio	☐ For ☐ Withhold
Treasury Obligations Portfolio	☐ For ☐ Withhold
Treasury Portfolio	☐ For ☐ Withhold
1.09 Election of Trustee Teresa M. Ressel	Fund Specific Vote
Liquid Assets Portfolio	☐ For ☐ Withhold
Premier Portfolio	☐ For ☐ Withhold
Premier Tax-Exempt Portfolio	☐ For ☐ Withhold
Premier U.S. Government Money Portfolio	☐ For ☐ Withhold
STIC Prime Portfolio	☐ For ☐ Withhold
Tax-Free Cash Reserve Portfolio	☐ For ☐ Withhold
Treasury Obligations Portfolio	☐ For ☐ Withhold
Treasury Portfolio	☐ For ☐ Withhold
1.10 Election of Trustee Larry Soll	Fund Specific Vote
Liquid Assets Portfolio	☐ For ☐ Withhold
Premier Portfolio	☐ For ☐ Withhold
Premier Tax-Exempt Portfolio	☐ For ☐ Withhold
Premier U.S. Government Money Portfolio	☐ For ☐ Withhold
STIC Prime Portfolio	☐ For ☐ Withhold

Tax-Free Cash Reserve Portfolio	☐ For ☐ Withhold
Treasury Obligations Portfolio	☐ For ☐ Withhold
Treasury Portfolio	☐ For ☐ Withhold
1.11 Election of Trustee Ann Barnett Stern	Fund Specific Vote
Liquid Assets Portfolio	☐ For ☐ Withhold
Premier Portfolio	☐ For ☐ Withhold
Premier Tax-Exempt Portfolio	☐ For ☐ Withhold
Premier U.S. Government Money Portfolio	☐ For ☐ Withhold
STIC Prime Portfolio	☐ For ☐ Withhold
Tax-Free Cash Reserve Portfolio	☐ For ☐ Withhold
Treasury Obligations Portfolio	☐ For ☐ Withhold
Treasury Portfolio	☐ For ☐ Withhold
1.12 Election of Trustee Raymond Stickel, Jr.	Fund Specific Vote
Liquid Assets Portfolio	☐ For ☐ Withhold
Premier Portfolio	☐ For ☐ Withhold
Premier Tax-Exempt Portfolio	☐ For ☐ Withhold
Premier U.S. Government Money Portfolio	☐ For ☐ Withhold
STIC Prime Portfolio	☐ For ☐ Withhold
Tax-Free Cash Reserve Portfolio	☐ For ☐ Withhold
Treasury Obligations Portfolio	☐ For ☐ Withhold
Treasury Portfolio	☐ For ☐ Withhold
1.13 Election of Trustee Philip A. Taylor	Fund Specific Vote
Liquid Assets Portfolio	☐ For ☐ Withhold
Premier Portfolio	☐ For ☐ Withhold
Premier Tax-Exempt Portfolio	☐ For ☐ Withhold
Premier U.S. Government Money Portfolio	☐ For ☐ Withhold
STIC Prime Portfolio	☐ For ☐ Withhold
Tax-Free Cash Reserve Portfolio	☐ For ☐ Withhold
Treasury Obligations Portfolio	☐ For ☐ Withhold
Treasury Portfolio	☐ For ☐ Withhold
1.14 Election of Trustee Robert C. Troccoli	Fund Specific Vote
Liquid Assets Portfolio	☐ For ☐ Withhold
Premier Portfolio	☐ For ☐ Withhold

Premier Tax-Exempt Portfolio	☐ For ☐ Withhold
Premier U.S. Government Money Portfolio	☐ For ☐ Withhold
STIC Prime Portfolio	☐ For ☐ Withhold
Tax-Free Cash Reserve Portfolio	☐ For ☐ Withhold
Treasury Obligations Portfolio	☐ For ☐ Withhold
Treasury Portfolio	☐ For ☐ Withhold
1.15 Election of Trustee Christopher L. Wilson	Fund Specific Vote
Liquid Assets Portfolio	☐ For ☐ Withhold
Premier Portfolio	☐ For ☐ Withhold
Premier Tax-Exempt Portfolio	☐ For ☐ Withhold
Premier U.S. Government Money Portfolio	☐ For ☐ Withhold
STIC Prime Portfolio	☐ For ☐ Withhold
Tax-Free Cash Reserve Portfolio	☐ For ☐ Withhold
Treasury Obligations Portfolio	☐ For ☐ Withhold
Treasury Portfolio	☐ For ☐ Withhold

2 To approve an amendment to each Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

Fund Specific Vote
Liquid Assets Portfolio	☐ For ☐ Against ☐ Abstain
Premier Portfolio	☐ For ☐ Against ☐ Abstain
Premier Tax-Exempt Portfolio	☐ For ☐ Against ☐ Abstain
Premier U.S. Government Money Portfolio	☐ For ☐ Against ☐ Abstain
STIC Prime Portfolio	☐ For ☐ Against ☐ Abstain
Tax-Free Cash Reserve Portfolio	☐ For ☐ Against ☐ Abstain
Treasury Obligations Portfolio	☐ For ☐ Against ☐ Abstain
Treasury Portfolio	☐ For ☐ Against ☐ Abstain
3 To approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.	Fund Specific Vote
Liquid Assets Portfolio	☐ For ☐ Against ☐ Abstain

Premier Portfolio	☐ For ☐ Against ☐ Abstain
Premier Tax-Exempt Portfolio	☐ For ☐ Against ☐ Abstain
Premier U.S. Government Money Portfolio	☐ For ☐ Against ☐ Abstain
STIC Prime Portfolio	☐ For ☐ Against ☐ Abstain
Tax-Free Cash Reserve Portfolio	☐ For ☐ Against ☐ Abstain
Treasury Obligations Portfolio	☐ For ☐ Against ☐ Abstain
Treasury Portfolio	☐ For ☐ Against ☐ Abstain
4a To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.	Fund Specific Vote
Liquid Assets Portfolio	☐ For ☐ Against ☐ Abstain
Premier Portfolio	☐ For ☐ Against ☐ Abstain
Premier Tax-Exempt Portfolio	☐ For ☐ Against ☐ Abstain
STIC Prime Portfolio	☐ For ☐ Against ☐ Abstain
Tax-Free Cash Reserve Portfolio	☐ For ☐ Against ☐ Abstain
Treasury Obligations Portfolio	☐ For ☐ Against ☐ Abstain
Treasury Portfolio	☐ For ☐ Against ☐ Abstain
4b To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.	Fund Specific Vote
Liquid Assets Portfolio	☐ For ☐ Against ☐ Abstain
Premier Portfolio	☐ For ☐ Against ☐ Abstain

Premier Tax-Exempt Portfolio	☐ For ☐ Against ☐ Abstain
STIC Prime Portfolio	☐ For ☐ Against ☐ Abstain
Tax-Free Cash Reserve Portfolio	☐ For ☐ Against ☐ Abstain
Treasury Obligations Portfolio	☐ For ☐ Against ☐ Abstain
Treasury Portfolio	☐ For ☐ Against ☐ Abstain

If you have questions regarding the voting process, please call 866-209-2450	Cancel Vote & Exit	Submit Vote

Jan. 13, 2017
Invesco open-end joint proxy statements filed

Key Dates • Dec. 6-8, 2016 Proxy statement preliminary filings • Jan. 12-20, 2017: Proxy mailing to shareholders • March 9, 2017: Special joint meeting of shareholders

In the fourth quarter of 2016, the Invesco Funds Boards of Trustees met, carefully considered and determined proposals to be voted on at a special joint meeting of shareholders to be held on March 9, 2017.

Proxy statements outlining the proposals will be mailed to shareholders of record beginning the week of Jan. 12, 2017. The record date for the proxy was Dec. 12, 2016.

In support of this initiative, the proxy solicitor, Computershare Fund Services, may contact shareholders of the funds by telephone and/or mail and encourage them to vote their shares.
More information regarding the proxy statements are below.

Summary of proposals to be voted at a special joint meeting of shareholders
	Proposals	Funds
	1. Election of 15 trustees, including four new trustees	All open-end retail and V.I. Funds, includes Institutional money funds
	2. To amend the Declarations of Trust to authorize fund mergers and other significant transactions upon Board approval but without shareholder approval of such transactions	All open-end retail and V.I. Funds, includes Institutional money funds

	3. To change the sub-classification from “diversified” to “non-diversified”	Invesco World Bond Fund

	4. To change the sub-classification from “diversified” to “non-diversified”	Invesco Macro Allocation Strategy Fund

	5. To revise the fundamental commodities restrictions of the funds	All open-end retail and V.I. Funds, includes Institutional money funds

	6. To approve the appointment of Invesco Asset Management (India) Private Limited as sub-adviser for each fund	All open-end retail and V.I. Funds, includes Institutional money funds (excluding Premier U.S. Government Portfolio (ATST))

Continued on the next page

7. To approve the appointment of Invesco PowerShares Capital Management LLC as sub-advisers for each fund

All open-end retail and V.I. Funds includes Institutional money funds, except those listed below that already have an agreement with PowerShares:

(also excluding Premier U.S. Government Portfolio (ATST))

Invesco Short Duration High Yield Municipal Fund

Invesco Strategic Real Return Fund

Invesco Alternative Strategies Fund

Invesco Multi-Asset Inflation Fund

Invesco Multi-Asset Income Fund

Invesco Macro Allocation Strategy Fund

Invesco Macro International Equity Fund

Invesco Macro Long/Short Fund

Invesco Global Market Neutral Fund

Invesco Global Targeted Returns Fund

Invesco Low Volatility Emerging Markets Fund

Invesco All Cap Market Neutral Fund

Invesco Long/Short Equity Fund

Invesco Global Infrastructure Fund

Invesco MLP Fund

Invesco Global Opportunities Fund

Invesco Global Responsibility Equity Fund

Invesco International Companies Fund

Invesco Select Opportunities Fund

Invesco Balanced-Risk Aggressive Allocation Fund

Invesco Conservative Income Fund

About the proposals

The Boards of Trustees carefully considered the proposals, believe they are in the best interests of the funds and their shareholders, and unanimously recommend that shareholders vote FOR each of the proposals.

Where can I find the joint proxy statements?

The joint proxy statement provides detailed information on each proposal including how it will benefit shareholders. These joint proxy statements are available at invesco.com/proxy. Invesco has previously sent to shareholders the most recent annual report for their Fund, including financial statements, and the most recent semiannual report for the period after the annual report, if any. If shareholders have not received such report(s) or would like to receive an additional copy, without charge, a request should be directed to the Secretary of the respective Fund by calling 1-800-959-4246, or by writing to the Secretary of the respective Fund at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

Contact us

Should you have questions, please contact your invesco representative for more information

National Wirehouse	Independent Advisor	Insurance and Education Sales Division
800 998 4246	800 337 4246	800 410 4246

Broker Dealer	Retirement Division	Registered Investment Advisor
800 421 0807	800 370 1519	800 421 4023

Client Services	Closed-End Funds	Global Liquidity
800 959 4246	800 341 2929	800 659 1005, option 2

About risk

For complete details about the risks associated with each Fund, see the Fund’s prospectus.

FOR INSTITUTIONAL INVESTOR USE ONLY – NOT FOR USE WITH THE PUBLIC

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/prospectus.

Note: Not all products, materials or services available at all firms. Advisors, please contact your home office.

invesco.com/us    IFPROXY-FLY-1-E         01/17                    US531        Invesco Distributors, Inc.

Please see the below important information regarding:

•    Invesco proxy statements filed

This communication may be supplemented with additional operational information from Invesco Dealer Services.

Please contact your Invesco Senior Account Executive or Account Executive with questions, or for more information.

FOR US INSTITUTIONAL INVESTOR USE ONLY - NOT FOR USE WITH THE PUBLIC

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invesco.com/fundprospectus

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046 USXXXX

Invesco has filed proxy statements for a number of Invesco funds. For further information visit xxx.

If you need further assistance, please contact your Invesco Sales Team at {dynamic}.

FOR INSTITUTIONAL INVESTOR USE ONLY – NOT FOR USE WITH THE PUBLIC

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